SUBJECT TO COMPLETION, DATED FEBRUARY 17, 2005                   JPMCC 2005-LDP1

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                      STRUCTURAL AND COLLATERAL TERM SHEET

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                          --------------------------

                                $2,303,554,000
                                 (Approximate)

            J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                               SERIES 2005-LDP1

                          --------------------------

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                         NOMURA CREDIT & CAPITAL, INC.

                          EUROHYPO AG, NEW YORK BRANCH

                       LASALLE BANK NATIONAL ASSOCIATION

                        PNC BANK, NATIONAL ASSOCIATION

                             Mortgage Loan Sellers

JPMORGAN                    ABN AMRO INCORPORATED          [NOMURA LOGO OMITTED]

PNC CAPITAL MARKETS, INC.                          DEUTSCHE BANK SECURITIES

The analysis in this report is based on information provided by JPMorgan Chase
Bank, National Association, Nomura Credit & Capital, Inc., Eurohypo AG, New
York Branch, LaSalle Bank National Association and PNC Bank, National
Association (the "Sellers"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange
Commission. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer and the Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational
Materials' accuracy, appropriateness or completeness in any particular context;
or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.
These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational
Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational
Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the
Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura
Securities International, Inc., Deutsche Bank Securities Inc., and PNC Capital
Markets, Inc. (the "Underwriters") or any of their affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

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                                  KEY FEATURES
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  CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                           ABN AMRO Incorporated
                           Nomura Securities International, Inc.

  CO-MANAGERS:             PNC Capital Markets, Inc.
                           Deutsche Bank Securities Inc.

  MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank, National Association (30.0%)
                           Nomura Credit & Capital, Inc. (28.0%)
                           Eurohypo AG, New York Branch (22.1%)
                           LaSalle Bank National Association (11.1%)
                           PNC Bank, National Association (8.8%)

  MASTER SERVICER:         Midland Loan Services, Inc.

  SPECIAL SERVICER:        Midland Loan Services, Inc.

  TRUSTEE:                 Wells Fargo Bank, N.A.

  PAYING AGENT:            LaSalle Bank National Association

  RATING AGENCIES:         Moody's/S&P/Fitch

  PRICING DATE:            On or about March 1, 2005

  CLOSING DATE:            On or about March 11, 2005

  CUT-OFF DATE:            With respect to each mortgage loan, the related due
                           date of such mortgage loan in March 2005 or, with
                           respect to those mortgage loans that were originated
                           in February 2005 and have their first payment date in
                           April 2005, March 1, 2005.

  DISTRIBUTION DATE:       15th of each month, or if the 15th day is not a
                           business day, on the next succeeding business day,
                           beginning in April 2005

  PAYMENT DELAY:           14 days

  TAX STATUS:              REMIC and with respect to the A-JFL Certificates, a
                           grantor trust in respect of its beneficial interest
                           in the swap contract

  ERISA CONSIDERATION:     Class A-1, A-2, A-3, A-SB, A-4, A-J, A-JFL, B, C, D
                           and X-2

  OPTIONAL TERMINATION:    1.0% (Clean-up Call)

  MINIMUM DENOMINATIONS:   $10,000 for each class of Certificates other than the
                           Class X-2 Certificates and $1,000,000 with respect to
                           the Class X-2 Certificates.

  SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

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                           COLLATERAL CHARACTERISTICS
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  COLLATERAL CHARACTERISTICS                                ALL MORTGAGE LOANS        LOAN GROUP 1       LOAN GROUP 2
  --------------------------                                ------------------        ------------       ------------

  INITIAL POOL BALANCE (IPB):                                 $2,880,748,164         $2,537,614,809      $343,133,356
  NUMBER OF MORTGAGE LOANS:                                              234                    175                59
  NUMBER OF MORTGAGED PROPERTIES:                                        258                    197                61
  AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:                $12,310,890            $14,500,656        $5,815,820
  AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                     $11,165,691            $12,881,293        $5,625,137
  WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                        5.1546%                5.1254%           5.3704%
  WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR(1):                           1.63x                  1.64x             1.53x
  WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                    68.8%                  68.3%             72.5%
  WEIGHTED AVERAGE MATURITY DATE LTV(2):                                62.5%                  62.5%             62.5%
  WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(3):                95                     93               114
  WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(4):               347                    346               351
  WEIGHTED AVERAGE SEASONING (MONTHS):                                     2                      2                 2
  10 LARGEST MORTGAGE LOANS AS % OF IPB:                                38.5%                  43.7%             40.0%
  % OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                              9.8%                  10.8%              2.7%
  % OF MORTGAGE LOANS WITH SINGLE TENANTS:                               9.7%                  11.0%              0.0%

(1)  In the case of 6 mortgage loans (identified as loan nos. 48, 57, 97, 101,
     178 and 193), the debt service coverage ratio was calculated taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis that are consistent with the respective performance related criteria required to obtain the release of certain escrows pursuant to the related loan documents. For all partial interest-only loans, the debt service coverage ratio was calculated based on the first principal and interest payments made into the trust during the term of the loan.
(2)  Excludes the fully amortizing mortgage loans.
(3)  Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.
(4)  Excludes mortgage loans that are interest only for the entire term.

                                    2 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

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                        APPROXIMATE SECURITIES STRUCTURE
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PUBLICLY OFFERED CLASSES
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              EXPECTED RATINGS     APPROXIMATE FACE    CREDIT SUPPORT    EXPECTED WEIGHTED    EXPECTED PAYMENT
 CLASS     (MOODY'S/FITCH/S&P)(1)      AMOUNT(2)     (% OF BALANCE)(3)  AVG. LIFE (YEARS)(4)      WINDOW(4)
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 A-1            Aaa/AAA/AAA         $   86,367,000         20.000%              2.38          04/05 -- 05/09
 A-2            Aaa/AAA/AAA         $  913,485,000         20.000%              4.69          06/09 -- 02/10
 A-3            Aaa/AAA/AAA         $  236,632,000         20.000%              6.28          03/10 -- 02/13
 A-SB           Aaa/AAA/AAA         $  101,747,000         20.000%              6.51          05/09 -- 12/13
 A-4            Aaa/AAA/AAA         $  623,234,000         20.000%              9.75          12/13 -- 01/15
 A-J            Aaa/AAA/AAA         $  144,451,000         13.250%              9.90          01/15 -- 02/15
 A-JFL          Aaa/AAA/AAA         $   50,000,000         13.250%              9.90          01/15 -- 02/15
 X-2            Aaa/AAA/AAA         $2,812,108,000           N/A                 N/A               N/A
 B               Aa2/AA/AA          $   68,417,000         10.875%              9.93          02/15 -- 02/15
 C              Aa3/AA-/AA-         $   25,207,000         10.000%              9.93          02/15 -- 02/15
 D                A2/A/A            $   54,014,000          8.125%              9.93          02/15 -- 02/15
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PRIVATELY OFFERED CLASSES
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              EXPECTED RATINGS     APPROXIMATE FACE    CREDIT SUPPORT    EXPECTED WEIGHTED    EXPECTED PAYMENT
 CLASS    (MOODY'S/FITCH/S&P)(1)      AMOUNT(2)      (% OF BALANCE)(3)  AVG. LIFE (YEARS)(4)      WINDOW(4)
----------------------------------------------------------------------------------------------------------------

 X-1            Aaa/AAA/AAA         $2,880,748,164           N/A                N/A                  N/A
 A-1A           Aaa/AAA/AAA         $  343,133,000         20.000%              N/A                  N/A
 E               A3/A-/A-           $   28,807,000          7.125%              N/A                  N/A
 F            Baa1/BBB+/BBB+        $   46,813,000          5.500%              N/A                  N/A
 G             Baa2/BBB/BBB         $   28,807,000          4.500%              N/A                  N/A
 H            Baa3/BBB-/BBB-        $   32,408,000          3.375%              N/A                  N/A
 J              Ba1/BB+/BB+         $   10,803,000          3.000%              N/A                  N/A
 K               Ba2/BB/BB          $   14,404,000          2.500%              N/A                  N/A
 L              Ba3/BB-/BB-         $   10,803,000          2.125%              N/A                  N/A
 M               B1/B+/B+           $    7,202,000          1.875%              N/A                  N/A
 N                B2/B/B            $    7,202,000          1.625%              N/A                  N/A
 P               NR/B-/B-           $   10,802,000          1.250%              N/A                  N/A
 NR              NR/NR/NR           $   36,010,164           N/A                N/A                  N/A
----------------------------------------------------------------------------------------------------------------

(1)  Ratings presented for all classes represent expectations from the Issuer prior to the completion of each Rating Agency's final analysis.
(2)  Approximate, subject to a permitted variance of plus or minus 10%.
(3)  The credit support percentages set forth for Class A-1, Class A-2, Class
     A-3, Class A-SB, Class A-4 and Class A-1A certificates are represented in the aggregate. The credit support percentages set forth for Class A-J and
     Class A-JFL are represented in the aggregate. Credit support percentages presented for all classes represent estimates from the Issuer prior to the completion of each Rating Agency's final analysis.
(4)  The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations-Weighted Average Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                    3 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

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                              STRUCTURAL OVERVIEW
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o    For the purposes of making distributions to the Class A-1, A-2, A-3, A-SB,
     A-4 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group 1" and "Loan Group 2"). Generally, interest and principal distributions on the Class A-1, A-2, A-3, A-SB and
     A-4 Certificates will be based on amounts available relating to Loan Group
     1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

o    Interest payments will be made concurrently to the Class A-1, A-2, A-3,
     A-SB, A-4 and A-1A Certificates (pro rata to the Class A-1, A-2, A-3, A-SB and A-4 Certificates, from Loan Group 1, and to the Class A-1A Certificates from Loan Group 2, the foregoing classes, collectively, the "Class A
     Certificates"), Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid to the Class A-J Certificates and Class A-JFL Regular Interest (and such fixed interest payment on the
     Class A-JFL Certificate will be converted under a swap contract to a floating interest payment to the Class A-JFL Certificates as described in the prospectus supplement), pro rata, and then, after payment of the principal distribution amount to such Classes, interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR
     Certificates.

o    The pass-through rates on the Class A-SB, Class A-4, Class A-J, Class B,
     Class C, Class D, Class E, Class F, Class G, and Class H Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other
     Certificates.

o    The pass-through rate on the Class A-JFL Certificates will be based on
     LIBOR plus a specified percentage, provided, that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2 business days before the start of the Class A-JFL accrual period. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-JFL Certificates may convert to a fixed rate, subject to a cap at the weighted average of the net mortgage rates. See "Description of the Swap Contract--The Swap Contract" in the
     prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-JFL Certificates. See "Certain ERISA Considerations"
     in the prospectus supplement.

o    All Classes, except for the Class A-JFL Certificates, will accrue interest on a 30/360 basis. The Class A-JFL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class
     A-JFL Certificates converts to a fixed rate (subject to a cap at the weighted average of the net mortgage rates), interest will accrue on a
     30/360 basis.

o    Generally, the Class A-1, A-2, A-3, A-SB and A-4 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A
     Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-4 Certificates has been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-J, Class A-JFL and the Class B Certificates through
     Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed
     (without regard to loan group) to the Class A-1, A-2, A-3, A-SB, A-4 and
     A-1A Certificates on a pro rata basis. Principal will generally be distributed on each Distribution Date to the Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except that the Class
     A-SB Certificates are entitled to certain priority with respect to being paid down to their planned principal balance as described in the prospectus supplement). After the certificate balances of the Class A-1, A-2, A-3,
     A-SB, A-4, A-1A, A-J and A-JFL Certificates have been reduced to zero, principal payments will be paid sequentially to the Class B, C, D, E, F, G,
     H, J, K, L, M, N, P and NR Certificates, until the certificate balance for each such Class has been reduced to zero. The Class X-1 and Class X-2
     Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

o    Losses will be borne by the Classes (other than the Class X-1 and X-2
     Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates, then pro rata to the Class A-J and Class
     A-JFL Certificates and then pro rata to the Class A-1, Class A-2, Class
     A-3, Class A-SB, Class A-4 and Class A-1A Certificates (without regard to loan group).

o    Yield maintenance charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Offered Certificates
     (other than the Class A-JFL Certificates) and the Class A-1A, E, F, G and H
     Certificates in the following manner: the holders of each class of Offered
     Certificates (other than the Class A-JFL Certificates) and the Class A-1A,
     E, F, G and H Certificates will receive, (with respect to the related Loan
     Group, if applicable in the case of the Class A-1, A-2, A-3, A-SB, A-4 and
     A-1A Certificates) on each Distribution Date an amount of Yield Maintenance
     Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates).

                  Group Principal Paid to Class      (Pass-Through Rate on Class -- Discount Rate)
   YM Charge  x  -------------------------------  x  ----------------------------------------------
                   Group Total Principal Paid           (Mortgage Rate on Loan -- Discount Rate)

o    Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 Certificates.

o    The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
     P&I Advance will be reduced in proportion to such adjustment.
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                                    4 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    5 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

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                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
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                         CUT-OFF DATE PRINCIPAL BALANCE
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 RANGE OF PRINCIPAL                   NUMBER         PRINCIPAL       % OF       WA        WA UW
 BALANCES                            OF LOANS         BALANCE         IPB      LTV(1)     DSCR(1)
--------------------------------------------------------------------------------------------------

 $920,467 - $2,999,999                      59    $  121,756,418       4.2%    66.7%      1.64x
 $3,000,000 - $3,999,999                    28        94,909,423       3.3     69.4%      1.47x
 $4,000,000 - $4,999,999                    23       102,540,810       3.6     72.1%      1.57x
 $5,000,000 - $6,999,999                    29       172,793,803       6.0     71.4%      1.61x
 $7,000,000 - $9,999,999                    30       250,889,081       8.7     71.8%      1.48x
 $10,000,000 - $14,999,999                  27       322,225,851      11.2     71.1%      1.57x
 $15,000,000 - $24,999,999                  15       279,126,111       9.7     72.9%      1.47x
 $25,000,000 - $49,999,999                  14       471,869,675      16.4     66.3%      1.82x
 $50,000,000 - $149,999,999                  6       487,570,880      16.9     69.5%      1.76x
 $150,000,000 - $224,066,112                 3       577,066,112      20.0     64.9%      1.58x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                   234    $2,880,748,164     100.0%    68.8%      1.63x
--------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:         $12,310,890
 AVERAGE BALANCE PER PROPERTY:     $11,165,691
--------------------------------------------------------------------------------------------------

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                        RANGE OF MORTGAGE INTEREST RATES
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 RANGE OF MORTGAGE INTEREST        NUMBER          PRINCIPAL          % OF          WA         WA UW
 RATES                            OF LOANS          BALANCE            IPB        LTV(1)       DSCR(1)
-------------------------------------------------------------------------------------------------------

 4.2440% - 4.9999%                      31      $  983,473,132         34.1%       65.6%        1.93x
 5.0000% - 5.4999%                     114       1,334,597,082         46.3        69.7%        1.50x
 5.5000% - 5.9999%                      77         487,625,967         16.9        72.5%        1.40x
 6.0000% - 6.4999%                       9          63,065,572          2.2        73.0%        1.46x
 6.5000% - 7.0000%                       3          11,986,410          0.4        68.8%        1.41x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               234      $2,880,748,164        100.0%       68.8%        1.63x
-------------------------------------------------------------------------------------------------------
 WA INTEREST RATE:                  5.1546%
-------------------------------------------------------------------------------------------------------

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               ORIGINAL TERMS TO MATURITY IN MONTHS/ARD IN MONTHS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                   NUMBER         PRINCIPAL          % OF          WA         WA UW
 ORIGINAL TERMS TO MATURITY       OF LOANS         BALANCE            IPB         LTV(1)      DSCR(1)
-------------------------------------------------------------------------------------------------------

 54 - 60                             38       $1,023,845,752         35.5%        67.0%        1.90x
 61 - 108                            22          229,341,416          8.0         69.9%        1.64x
 109 - 120                          161        1,568,477,437         54.4         70.0%        1.46x
 121 - 300                           13           59,083,559          2.1         66.2%        1.50x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            234       $2,880,748,164        100.0%        68.8%        1.63x
-------------------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:              97
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                             NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 STATES                     PROPERTIES        BALANCE          IPB       LTV(1)    DSCR(1)
------------------------------------------------------------------------------------------

 NEW YORK                        16      $  524,152,382       18.2%      66.4%      1.70x
 CALIFORNIA                      26         431,430,165       15.0       73.9%      1.42x
   Southern California           22         241,960,536        8.4       72.0%      1.48x
   Northern California            4         189,469,629        6.6       76.4%      1.34x
 TEXAS                           35         280,758,248        9.7       68.3%      1.66x
 NEW JERSEY                       3         248,887,160        8.6       61.8%      1.93x
 OTHER                          178       1,395,520,210       48.4       69.5%      1.61x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        258      $2,880,748,164      100.0%      68.8%      1.63x
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                 NUMBER         PRINCIPAL         % OF          WA          WA UW
 UW DSCR                        OF LOANS         BALANCE           IPB         LTV(1)       DSCR(1)
---------------------------------------------------------------------------------------------------

 1.09x - 1.19x                       3       $   33,210,686         1.2%       48.3%         1.11x
 1.20x - 1.29x                      44          481,537,623        16.7        75.2%         1.26x
 1.30x - 1.39x                      56          557,312,001        19.3        70.9%         1.35x
 1.40x - 1.49x                      38          477,331,838        16.6        74.4%         1.44x
 1.50x - 1.69x                      48          404,251,112        14.0        72.6%         1.59x
 1.70x - 1.99x                      20          506,487,314        17.6        62.3%         1.89x
 2.00x - 2.99x                      20          399,829,760        13.9        60.2%         2.27x
 3.00x - 6.89x                       5           20,787,832         0.7        23.9%         4.66x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           234       $2,880,748,164       100.0%       68.8%         1.63x
---------------------------------------------------------------------------------------------------
 WEIGHTED AVERAGE UW DSCR:        1.63x
---------------------------------------------------------------------------------------------------

REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

---------------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS       NUMBER         PRINCIPAL          % OF          WA         WA UW
 TO MATURITY                   OF LOANS         BALANCE            IPB         LTV(1)      DSCR(1)
---------------------------------------------------------------------------------------------------

 51 - 60                           38       $1,023,845,752         35.5%        67.0%       1.90x
 61 - 108                          22          229,341,416          8.0         69.9%       1.64x
 109 - 120                        161        1,568,477,437         54.4         70.0%       1.46x
 121 - 300                         13           59,083,559          2.1         66.2%       1.50x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          234       $2,880,748,164        100.0%        68.8%       1.63x
---------------------------------------------------------------------------------------------------
 WA REMAINING TERM:                95
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF       PRINCIPAL         % OF        WA          WA       WA UW
 PROPERTY TYPE                  SUB PROPERTY TYPE     PROPERTIES        BALANCE          IPB       LTV(1)     OCCUPANCY   DSCR(1)
---------------------------------------------------------------------------------------------------------------------------------

  RETAIL                    Anchored                       68      $   963,661,362       33.5%      69.1%      96.6%       1.68x
                            Superregional Mall              1      $   224,066,112        7.8       59.8%      96.4%       1.99x
                            Unanchored                     19      $    81,477,417        2.8       71.9%      94.5%       1.47x
                            Shadow Anchored                 7      $    42,125,301        1.5       72.9%      96.2%       1.34x
                         --------------------------------------------------------------------------------------------------------
                          Subtotal:                        95      $ 1,311,330,192       45.5%      67.8%      96.4%       1.71x
---------------------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY               Garden                         63      $   343,746,844       11.9%      75.0%      93.2%       1.37x
                            Mid/High Rise                   4      $   290,703,219       10.1       63.1%      96.6%       1.54x
                            Co-op                           2      $    13,279,492        0.5%      14.9%     100.0%       5.50x
                         --------------------------------------------------------------------------------------------------------
                          Subtotal:                        69      $   647,729,555       22.5%      68.5%      94.9%       1.53x
---------------------------------------------------------------------------------------------------------------------------------
  OFFICE                    Suburban                       24      $   349,585,283       12.1%      74.2%      94.3%       1.45x
                            CBD                             8      $   195,180,914        6.8       69.6%      92.5%       1.90x
                         --------------------------------------------------------------------------------------------------------
                          Subtotal:                        32      $   544,766,198       18.9%      72.6%      93.7%       1.61x
---------------------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                Warehouse/Distribution          6      $    76,549,047        2.7%      74.8%      99.5%       1.51x
                            Flex                            4      $    28,212,944        1.0       67.0%      98.1%       1.49x
                         --------------------------------------------------------------------------------------------------------
                          Subtotal:                        10      $   104,761,991        3.6%      72.7%      99.1%       1.50x
---------------------------------------------------------------------------------------------------------------------------------
  HOTEL                     Limited Service                 3      $    47,971,741        1.7%      62.9%      NAP         1.92x
                            Full Service                    4      $    47,884,454        1.7       67.9%      NAP         1.54x
                         --------------------------------------------------------------------------------------------------------
                          Subtotal:                         7      $    95,856,195        3.3%      65.4%      NAP         1.73x
---------------------------------------------------------------------------------------------------------------------------------
  MIXED USE                 Office/Retail                   6      $    46,543,623        1.6%      73.2%      96.7%       1.42x
                            Office/Residential              1      $    27,500,000        1.0       43.0%     100.0%       1.09x
                         --------------------------------------------------------------------------------------------------------
                          Subtotal:                         7      $    74,043,623        2.6%      62.0%      97.9%       1.30x
---------------------------------------------------------------------------------------------------------------------------------
  SELF STORAGE              Self Storage                   31      $    70,624,016        2.5%      68.6%      82.7%       1.64x
                         --------------------------------------------------------------------------------------------------------
                          Subtotal:                        31      $    70,624,016        2.5%      68.6%      82.7%       1.64x
---------------------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING      Manufactured Housing            6      $    21,214,748        0.7%      68.4%      70.3%       1.59x
                         --------------------------------------------------------------------------------------------------------
                          Subtotal:                         6      $    21,214,748        0.7%      68.4%      70.3%       1.59x
---------------------------------------------------------------------------------------------------------------------------------
  PARKING GARAGE            Parking Garage                  1      $    10,421,646        0.4%      69.0%      NAP         1.20x
                         --------------------------------------------------------------------------------------------------------
                          Subtotal:                         1      $    10,421,646        0.4%      69.0%      NAP         1.20x
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                                 258      $ 2,880,748,164      100.0%      68.8%      95.1%       1.63x
---------------------------------------------------------------------------------------------------------------------------------

(1)  Includes 2 mortgage loans which represent approximately 0.5% of the aggregate principal balances as of the cut-off date. These loans are secured by residential cooperative properties and have cut-off loan to value ratios of 15.9% and 11.3% and debt service coverage ratios of 5.13x and 6.89x. Excluding these mortgage loans, the pool of mortgage loans have a weighted average cut-off date loan-to-value ratio of 69.1% and a weighted average debt service coverage ratio of 1.61x.

                                    6 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  NUMBER         PRINCIPAL         % OF          WA          WA UW
 ORIGINAL AMORTIZATION TERM      OF LOANS         BALANCE           IPB         LTV(8)       DSCR(8)
----------------------------------------------------------------------------------------------------

 180 - 240                           10       $   43,358,481         2.2%       64.9%        1.49x
 241 - 300                           31          224,809,046        11.7        65.7%        1.78x
 301 - 330                            2          155,800,000         8.1        76.1%        1.28x
 331 - 471                          159        1,504,228,561        78.0        70.0%        1.49x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            202       $1,928,196,088       100.0%       69.8%        1.51x
----------------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:            347
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  NUMBER         PRINCIPAL          % OF        WA        WA UW
 CUT-OFF LTV                     OF LOANS         BALANCE            IPB      LTV(8)      DSCR(8)
----------------------------------------------------------------------------------------------------

 11.3% - 49.9%                        12      $   70,825,138          2.5%    38.9%        2.43x
 50.0% - 59.9%                        31         506,718,091         17.6     58.0%        2.09x
 60.0% - 64.9%                        20         588,672,978         20.4     62.2%        1.71x
 65.0% - 69.9%                        29         219,366,768          7.6     68.7%        1.43x
 70.0% - 74.9%                        58         571,694,966         19.8     73.2%        1.48x
 75.0% - 79.9%                        74         730,811,427         25.4     78.1%        1.38x
 80.0% - 86.5%                        10         192,658,795          6.7     80.7%        1.51x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             234      $2,880,748,164        100.0%    68.8%        1.63x
----------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:         68.8%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                               NUMBER         PRINCIPAL          % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE            IPB         LTV(8)       DSCR(8)
----------------------------------------------------------------------------------------------------

 BALLOON LOANS
   Balloon(2,6)                  157       $1,184,860,941         41.1%        69.7%        1.61x
   Interest Only(7)               32          952,552,076         33.1         66.8%        1.88x
   Partial Interest-Only          39          724,965,000         25.2         70.6%        1.33x
----------------------------------------------------------------------------------------------------
 SUBTOTAL                        228        2,862,378,017         99.4         68.9%        1.63x
----------------------------------------------------------------------------------------------------
 FULLY AMORTIZING LOANS            6           18,370,147          0.6         52.1%        1.74x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         234       $2,880,748,164        100.0%        68.8%        1.63x
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CURRENT OCCUPANCY RATES(4)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 CURRENT OCCUPANCY             NUMBER OF         PRINCIPAL        % OF          WA         WA UW
 RATES                        PROPERTIES          BALANCE          IPB         LTV(8)      DSCR(8)
----------------------------------------------------------------------------------------------------

 40.4% - 70.0%                      9        $   28,385,940        1.0%        69.9%        1.60x
 70.1% - 80.0%                      7            14,232,575        0.5         67.6%        1.70x
 80.1% - 90.0%                     49           438,892,785       15.8         71.4%        1.56x
 90.1% - 95.0%                     45           350,917,433       12.6         74.0%        1.39x
 95.1% - 100.0%                   140         1,942,041,590       70.0         67.5%        1.68x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          250        $2,774,470,323      100.0%        69.0%        1.63x
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 REMAINING AMORTIZATION          NUMBER         PRINCIPAL          % OF      WA        WA UW
 TERM                           OF LOANS         BALANCE           IPB     LTV(8)      DSCR(8)
----------------------------------------------------------------------------------------------------

 178 - 240                         10       $   43,358,481         2.2%    64.9%        1.49x
 241 - 300                         31          224,809,046        11.7     65.7%        1.78x
 301 - 330                          2          155,800,000         8.1     76.1%        1.28x
 331 - 467                        159        1,504,228,561        78.0     70.0%        1.49x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          202       $1,928,196,088       100.0%    69.8%        1.51x
----------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:         346
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                 NUMBER         PRINCIPAL         % OF       WA          WA UW
 MATURITY/ARD LTV               OF LOANS         BALANCE           IPB      LTV(8)       DSCR(8)
----------------------------------------------------------------------------------------------------

 8.5% - 14.9%                         2      $   13,279,492         0.5%    14.9%         5.50x
 15.0% - 29.9%                        1           8,136,752         0.3     62.6%         1.29x
 30.0% - 49.9%                       25         109,582,120         3.8     53.7%         1.65x
 50.0% - 59.9%                       59         939,666,908        32.8     62.1%         1.79x
 60.0% - 69.9%                      120       1,284,940,665        44.9     72.3%         1.50x
 70.0% - 80.0%                       21         506,772,079        17.7     77.9%         1.57x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            228      $2,862,378,017       100.0%    68.9%         1.63x
----------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY:         62.5%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(5)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                               NUMBER OF         PRINCIPAL        % OF          WA         WA UW
 YEAR BUILT/RENOVATED         PROPERTIES         BALANCE          IPB         LTV(8)       DSCR(8)
----------------------------------------------------------------------------------------------------

 1940 - 1959                        8        $   16,964,787        0.6%        72.1%        1.58x
 1960 - 1969                        4            14,445,686        0.5         75.5%        1.36x
 1970 - 1979                       12            67,414,567        2.3         73.4%        1.33x
 1980 - 1989                       43           306,231,817       10.6         69.2%        1.65x
 1990 - 1999                       62           556,641,111       19.3         68.4%        1.66x
 2000 - 2005                      129         1,919,050,195       66.6         68.7%        1.63x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          258        $2,880,748,164      100.0%        68.8%        1.63x
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    NUMBER         PRINCIPAL          % OF          WA          WA UW
 PREPAYMENT PROTECTION             OF LOANS         BALANCE            IPB         LTV(8)       DSCR(8)
-------------------------------------------------------------------------------------------------------

 DEFEASANCE                           203       $2,502,227,169         86.9%        70.2%        1.56x
 YIELD MAINTENANCE                     28          349,856,088         12.1         59.2%        2.15x
 DEFEASANCE/YIELD MAINTENANCE           3           28,664,908          1.0         70.7%        1.51x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE::             234       $2,880,748,164        100.0%        68.8%        1.63x
-------------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for the entire term.
(2)  Excludes the mortgage loans which pay interest-only for a portion of their term.
(3)  Excludes the fully-amortizing mortgage loans.
(4)  Excludes the hotel and parking garage properties.
(5)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.
(6)  Includes 6 amortizing ARD loans representing 0.4% of the initial pool balance.
(7)  Includes 6 interest-only ARD loans representing 6.3% of the initial pool balance.
(8)  Includes 2 mortgage loans which represent approximately 0.5% of the aggregate principal balances as of the cut-off date. These loans are secured by residential cooperative properties and have cut-off loan to value ratios of 15.9% and 11.3% and debt service coverage ratios of 5.13x and 6.89x. Excluding these mortgage loans, the pool of mortgage loans have a weighted average cut-off date loan-to-value ratio of 69.1% and a weighted average debt service coverage ratio of 1.61x.

                                    7 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 RANGE OF PRINCIPAL                   NUMBER           PRINCIPAL         % OF      WA          WA UW
 BALANCES                            OF LOANS           BALANCE           IPB      LTV          DSCR
---------------------------------------------------------------------------------------------------------

 $1,152,299 - $2,999,999                   42      $   89,322,207         3.5%    65.4%        1.57x
 $3,000,000 - $3,999,999                   16          54,760,368         2.2     67.2%        1.50x
 $4,000,000 - $4,999,999                   18          79,984,254         3.2     71.2%        1.59x
 $5,000,000 - $6,999,999                   24         144,560,065         5.7     70.6%        1.65x
 $7,000,000 - $9,999,999                   20         168,463,151         6.6     68.6%        1.55x
 $10,000,000 - $14,999,999                 20         241,696,985         9.5     72.3%        1.49x
 $15,000,000 - $24,999,999                 12         222,321,111         8.8     73.6%        1.48x
 $25,000,000 - $49,999,999                 14         471,869,675        18.6     66.3%        1.82x
 $50,000,000 - $149,999,999                 6         487,570,880        19.2     69.5%        1.76x
 $150,000,000 - $224,066,112                3         577,066,112        22.7     64.9%        1.58x
---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                  175      $2,537,614,809       100.0%    68.3%        1.64x
---------------------------------------------------------------------------------------------------------
 AVG BALANCE PER LOAN:            $14,500,656
 AVG BALANCE PER PROPERTY:        $12,881,293
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL          % OF      WA          WA UW
 RATES                             OF LOANS          BALANCE            IPB      LTV          DSCR
---------------------------------------------------------------------------------------------------------

 4.2440% - 4.9999%                      31      $  983,473,132         38.8%    65.6%        1.93x
 5.0000% - 5.4999%                      73       1,069,142,371         42.1     69.2%        1.49x
 5.5000% - 5.9999%                      63         428,923,483         16.9     72.4%        1.41x
 6.0000% - 6.6100%                       8          56,075,823          2.2     70.4%        1.48x
---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               175      $2,537,614,809        100.0%    68.3%        1.64x
---------------------------------------------------------------------------------------------------------
 WA INTEREST RATE:                  5.1254%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ORIGINAL TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 ORIGINAL TERMS TO             NUMBER        PRINCIPAL        % OF       WA     WA UW
 MATURITY/ARD                 OF LOANS        BALANCE          IPB      LTV      DSCR
------------------------------------------------------------------------------------------

 54 - 60                         38      $1,023,845,752       40.3%     67.0%   1.90x
 61 - 108                        14         169,434,613        6.7      67.8%   1.77x
 109 - 120                      113       1,291,937,676       50.9      69.6%   1.43x
 121 - 180                        6          38,396,294        1.5      70.3%   1.42x
 181 - 240                        2           4,455,740        0.2      61.8%   1.23x
 241 - 300                        2           9,544,733        0.4      46.1%   2.09x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        175      $2,537,614,809      100.0%     68.3%   1.64x
------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:          95
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                              NUMBER OF        PRINCIPAL        % OF        WA       WA UW
 STATES                      PROPERTIES         BALANCE          IPB        LTV       DSCR
------------------------------------------------------------------------------------------

 NEW YORK                          8       $  483,305,506       19.0%      67.5%     1.61x
 CALIFORNIA                       26          431,430,165       17.0       73.9%     1.42x
   Southern California            22          241,960,536        9.5       72.0%     1.48x
   Northern California             4          189,469,629        7.5       76.4%     1.34x
 NEW JERSEY                        3          248,887,160        9.8       61.8%     1.93x
 TEXAS                            19          198,181,798        7.8       64.1%     1.79x
 NEVADA                            4          127,990,329        5.0       63.2%     1.63x
 OTHER                           137        1,047,819,852       41.3       69.4%     1.65x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         197       $2,537,614,809      100.0%      68.3%     1.64x
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                NUMBER        PRINCIPAL        % OF     WA        WA UW
 UW DSCR                       OF LOANS        BALANCE          IPB     LTV        DSCR
------------------------------------------------------------------------------------------

 1.09x - 1.29x                      25     $  360,354,930       14.2%  72.2%      1.25x
 1.30x - 1.39x                      39        466,671,347       18.4   69.5%      1.35x
 1.40x - 1.49x                      33        451,006,834       17.8   74.6%      1.44x
 1.50x - 1.69x                      37        354,630,413       14.0   73.4%      1.59x
 1.70x - 1.99x                      18        497,613,186       19.6   62.1%      1.89x
 2.00x - 3.19x                      23        407,338,099       16.1   59.8%      2.29x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           175     $2,537,614,809      100.0%  68.3%      1.64x
------------------------------------------------------------------------------------------
 WEIGHTED AVERAGE UW DSCR:        1.64x
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS       NUMBER        PRINCIPAL        % OF        WA      WA UW
 TO MATURITY/ARD               OF LOANS        BALANCE          IPB       LTV       DSCR
------------------------------------------------------------------------------------------

 51 - 60                          38      $1,023,845,752       40.3%     67.0%     1.90x
 61 - 108                         14         169,434,613        6.7      67.8%     1.77x
 109 - 120                       113       1,291,937,676       50.9      69.6%     1.43x
 121 - 300                        10          52,396,767        2.1      65.1%     1.53x
------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         175      $2,537,614,809      100.0%     68.3%     1.64x
------------------------------------------------------------------------------------------
 WA REMAINING TERM:               93
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WA
                                                       NUMBER OF       PRINCIPAL         % OF        WA        OCCU-      WA UW
 PROPERTY TYPE                  SUB PROPERTY TYPE     PROPERTIES        BALANCE          IPB        LTV        PANCY      DSCR
--------------------------------------------------------------------------------------------------------------------------------

  RETAIL                    Anchored                       68      $   963,661,362       38.0%      69.1%      96.6%      1.68x
                            Superregional Mall              1          224,066,112        8.8       59.8%      96.4%      1.99x
                            Unanchored                     19           81,477,417        3.2       71.9%      94.5%      1.47x
                            Shadow Anchored                 7           42,125,301        1.7       72.9%      96.2%      1.34x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                        95      $ 1,311,330,192       51.7%      67.8%      96.4%      1.71x
--------------------------------------------------------------------------------------------------------------------------------
  OFFICE                    Suburban                       24      $   349,585,283       13.8%      74.2%      94.3%      1.45x
                            CBD                             8          195,180,914        7.7       69.6%      92.5%      1.90x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                        32      $   544,766,198       21.5%      72.6%      93.7%      1.61x
--------------------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY               Mid/High Rise                   2      $   280,500,000       11.1%      62.6%      96.5%      1.55x
                            Garden                         10           39,083,742        1.5       74.4%      93.8%      1.47x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                        12      $   319,583,742       12.6%      64.0%      96.2%      1.54x
--------------------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                Warehouse/Distribution          6      $    76,549,047        3.0%      74.8%      99.5%      1.51x
                            Flex                            4           28,212,944        1.1       67.0%      98.1%      1.49x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                        10      $   104,761,991        4.1%      72.7%      99.1%      1.50x
--------------------------------------------------------------------------------------------------------------------------------
  HOTEL                     Limited Service                 3      $    47,971,741        1.9%      62.9%      NAP        1.92x
                            Full Service                    4           47,884,454        1.9       67.9%      NAP        1.54x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                         7      $    95,856,195        3.8%      65.4%      NAP        1.73x
--------------------------------------------------------------------------------------------------------------------------------
  MIXED USE                 Office/Retail                   6      $    46,543,623        1.8%      73.2%      96.7%      1.42x
                            Office/Residential              1           27,500,000        1.1       43.0%     100.0%      1.09x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                         7      $    74,043,623        2.9%      62.0%      97.9%      1.30x
--------------------------------------------------------------------------------------------------------------------------------
  SELF STORAGE              Self Storage                   31      $    70,624,016        2.8%      68.6%      82.7%      1.64x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                        31      $    70,624,016        2.8%      68.6%      82.7%      1.64x
--------------------------------------------------------------------------------------------------------------------------------
  PARKING GARAGE            Parking Garage                  1      $    10,421,646        0.4%      69.0%      NAP        1.20x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                         1      $    10,421,646        0.4%      69.0%      NAP        1.20x
--------------------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING      Manufactured Housing            2      $     6,227,205        0.2%      71.2%      64.8%      1.69x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                         2      $     6,227,205        0.2%      71.2%      64.8%      1.69x
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                                  197      $ 2,537,614,809      100.0%      68.3%      95.4%      1.64x
--------------------------------------------------------------------------------------------------------------------------------

                                    8 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                  NUMBER         PRINCIPAL        % OF        WA         WA UW
 ORIGINAL AMORTIZATION TERM      OF LOANS         BALANCE          IPB       LTV          DSCR
---------------------------------------------------------------------------------------------------

 180 - 240                            9       $   41,669,859        2.6%    65.2%        1.50x
 241 - 300                           21          183,061,405       11.4     67.9%        1.58x
 301 - 330                            2          155,800,000        9.7     76.1%        1.28x
 331 - 471                          112        1,228,336,469       76.3     68.6%        1.52x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            144       $1,608,867,733      100.0%    69.2%        1.50x
---------------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:            346
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                  NUMBER         PRINCIPAL          % OF      WA          WA UW
 CUT-OFF DATE LTV                OF LOANS         BALANCE            IPB      LTV          DSCR
---------------------------------------------------------------------------------------------------

 26.2% - 49.9%                        10      $   57,545,646         2.3%    44.4%        1.73x
 50.0% - 59.9%                        27         496,866,876        19.6     58.1%        2.10x
 60.0% - 64.9%                        19         564,867,978        22.3     62.2%        1.71x
 65.0% - 69.9%                        26         209,389,022         8.3     68.7%        1.42x
 70.0% - 74.9%                        47         489,110,503        19.3     73.3%        1.50x
 75.0% - 84.2%                        46         719,834,784        28.4     78.7%        1.43x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             175      $2,537,614,809       100.0%    68.3%        1.64x
---------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:         68.3%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                               NUMBER         PRINCIPAL          % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE            IPB          LTV          DSCR
---------------------------------------------------------------------------------------------------

 BALLOON LOANS
   Balloon(2), (6)               116       $  994,681,208         39.2%        69.2%        1.60x
   Interest Only(7)               31          928,747,076         36.6         66.9%        1.88x
   Partial Interest-Only          23          597,505,000         23.5         69.6%        1.34x
---------------------------------------------------------------------------------------------------
 SUBTOTAL                        170        2,520,933,284         99.3         68.4%        1.64x
---------------------------------------------------------------------------------------------------
 FULLY AMORTIZING LOANS            5           16,681,525          0.7         51.7%        1.78x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         175       $2,537,614,809        100.0%        68.3%        1.64x
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CURRENT OCCUPANCY RATES(4)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                NUMBER OF        PRINCIPAL        % OF          WA          WA UW
 CURRENT OCCUPANCY RATES       PROPERTIES         BALANCE          IPB          LTV          DSCR
---------------------------------------------------------------------------------------------------

 40.4% - 70.0%                      6         $   16,690,782        0.7%        69.5%        1.63x
 70.1% - 80.0%                      7             14,232,575        0.6         67.6%        1.70x
 80.1% - 90.0%                     44            400,454,307       16.5        71.05%        1.59x
 90.1% - 95.0%                     18            156,676,404        6.4         73.3%        1.45x
 95.1% - 100.0%                   114          1,843,282,901       75.8         67.5%        1.67x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          189         $2,431,336,968      100.0%        68.4%        1.64x
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 REMAINING AMORTIZATION          NUMBER OF         PRINCIPAL        % OF      WA          WA UW
 TERM                              LOANS            BALANCE          IPB      LTV          DSCR
---------------------------------------------------------------------------------------------------

 178 - 240                           9         $   41,669,859        2.6%    65.2%        1.50x
 241 - 300                          21            183,061,405       11.4     67.9%        1.58x
 301 - 330                           2            155,800,000        9.7     76.1%        1.28x
 331 - 467                         112          1,228,336,469       76.3     68.6%        1.52x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           144         $1,608,867,733      100.0%    69.2%        1.50x
---------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:          345
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                 NUMBER         PRINCIPAL        % OF       WA          WA UW
 MATURITY/ARD LTV               OF LOANS         BALANCE          IPB       LTV         DSCR
---------------------------------------------------------------------------------------------------

 26.7% - 29.9%                        1      $    8,136,752        0.3%    62.6%        1.29x
 30.0% - 49.9%                       22         101,419,527        4.0     53.7%        1.66x
 50.0% - 59.9%                       51         909,848,044       36.1     61.7%        1.80x
 60.0% - 69.9%                       78       1,016,657,093       40.3     71.5%        1.53x
 70.0% - 74.9%                       12         233,871,868        9.3     75.8%        1.56x
 75.0% - 80.0%                        6         251,000,000       10.0     79.7%        1.59x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            170      $2,520,933,284      100.0%    68.4%        1.64x
---------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY:         62.5%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(5)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                NUMBER OF         PRINCIPAL        % OF       WA       WA UW
 YEAR BUILT/RENOVATED          PROPERTIES          BALANCE          IPB       LTV      DSCR
-------------------------------------------------------------------------------------------------

 1940 - 1959                        7         $   15,570,562        0.6%    71.4%       1.58x
 1970 - 1979                        5             35,394,513        1.4     73.4%       1.33x
 1980 - 1989                       27            216,878,431        8.5     69.8%       1.52x
 1990 - 1999                       55            510,333,885       20.1     67.8%       1.70x
 2000 - 2005                      103          1,759,437,418       69.3     68.2%       1.65x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          197         $2,537,614,809      100.0%    68.3%       1.64x
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    NUMBER         PRINCIPAL          % OF          WA          WA UW
 PREPAYMENT PROTECTION             OF LOANS         BALANCE            IPB          LTV          DSCR
-------------------------------------------------------------------------------------------------------

 DEFEASANCE                           150       $2,204,612,378         86.9%        69.6%        1.58x
 YIELD MAINTENANCE                     22          304,337,523         12.0         59.0%        2.09x
 DEFEASANCE/YIELD MAINTENANCE           3           28,664,908          1.1         70.7%        1.51x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:              175       $2,537,614,809        100.0%        68.3%        1.64x
-------------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for the entire term.
(2)  Excludes the mortgage loans which pay interest only for a portion of their term.
(3)  Excludes fully-amortizing loans.
(4)  Excludes the hotel properties and parking garages.
(5)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.
(6)  Includes 5 amortizing ARD loans representing 0.5% of the Loan Group 1 initial pool balance.
(7)  Includes 6 interest-only ARD loans representing 7.1% of the Loan Group 1 initial pool balance.

                                    9 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RANGE OF PRINCIPAL                     NUMBER         PRINCIPAL       % OF       WA         WA UW
 BALANCES                              OF LOANS         BALANCE         IPB      LTV(1)      DSCR(1)
-------------------------------------------------------------------------------------------------------

 $920,467 - $2,999,999                       17      $ 32,434,211        9.5%    70.4%        1.85x
 $3,000,000 - $3,999,999                     12        40,149,055       11.7     72.3%        1.43x
 $4,000,000 - $4,999,999                      5        22,556,557        6.6     75.6%        1.48x
 $5,000,000 - $6,999,999                      5        28,233,737        8.2     75.3%        1.37x
 $7,000,000 - $9,999,999                     10        82,425,929       24.0     78.3%        1.32x
 $10,000,000 - $14,999,999                    7        80,528,866       23.5     67.5%        1.78x
 $15,000,000 - $23,805,000                    3        56,805,000       16.6     70.1%        1.45x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                     59      $343,133,356      100.0%    72.5%        1.53x
-------------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:           $5,815,820
 AVERAGE BALANCE PER PROPERTY:       $5,625,137
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RANGE OF MORTGAGE INTEREST         NUMBER         PRINCIPAL         % OF      WA          WA UW
 RATES                             OF LOANS         BALANCE           IPB     LTV(1)      DSCR(1)
-------------------------------------------------------------------------------------------------------

 5.0000% - 5.4999%                      41      $265,454,712         77.4%    71.9%        1.58x
 5.5000% - 5.9999%                      14        58,702,485         17.1     73.5%        1.34x
 6.0000% - 6.4999%                       2        13,977,990          4.1     77.0%        1.41x
 6.5000% - 7.0000%                       2         4,998,169          1.5     80.8%        1.23x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                59      $343,133,356        100.0%    72.5%        1.53x
-------------------------------------------------------------------------------------------------------
 WA INTEREST RATE:                  5.3704%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ORIGINAL TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 ORIGINAL TERM TO               NUMBER       PRINCIPAL         % OF       WA         WA UW
 MATURITY/ARD                  OF LOANS       BALANCE           IPB     LTV(1)      DSCR(1)
-------------------------------------------------------------------------------------------------

 84 - 108                          8       $ 59,906,803        17.5%    75.8%        1.29x
 109 - 120                        48        276,539,761        80.6     71.8%        1.58x
 121 - 240                         3          6,686,792         1.9     74.6%        1.26x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          59       $343,133,356       100.0%    72.5%        1.53x
-------------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:          116
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                               NUMBER OF       PRINCIPAL         % OF          WA         WA UW
 STATES                       PROPERTIES        BALANCE          IPB         LTV(1)       DSCR(1)
-------------------------------------------------------------------------------------------------------

 TEXAS                            16         $ 82,576,450        24.1%        78.5%        1.35x
 NORTH CAROLINA                    6           57,468,858        16.7         75.0%        1.29x
 ARIZONA                           3           45,973,107        13.4         69.4%        1.49x
 NEW YORK                          8           40,846,877        11.9         54.1%        2.69x
 FLORIDA                           6           23,296,266         6.8         75.9%        1.41x
 OTHER                            22           92,971,797        27.1         74.5%        1.37x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          61         $343,133,356       100.0%        72.5%        1.53x
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                               NUMBER        PRINCIPAL         % OF       WA           WA UW
 UW DSCR                      OF LOANS        BALANCE           IPB      LTV(1)       DSCR(1)
----------------------------------------------------------------------------------------------------

 1.19x - 1.29x                    22       $154,393,379         45.0%    76.4%        1.26x
 1.30x - 1.39x                    17         90,640,653         26.4     78.1%        1.35x
 1.40x - 1.49x                     5         26,325,005          7.7     70.4%        1.44x
 1.50x - 1.69x                    11         49,620,698         14.5     67.1%        1.62x
 1.70x - 1.99x                     2          8,874,128          2.6     70.9%        1.77x
 2.00x - 6.89x                     2         13,279,492          3.9     14.9%        5.50x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          59       $343,133,356        100.0%    72.5%        1.53x
----------------------------------------------------------------------------------------------------
 WA UW DSCR:                    1.53x
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS        NUMBER       PRINCIPAL         % OF      WA          WA UW
 TO MATURITY/ARD                OF LOANS       BALANCE          IPB     LTV(1)       DSCR(1)
----------------------------------------------------------------------------------------------------

 79 - 108                           8       $ 59,906,803        17.5%    75.8%        1.29x
 109 - 120                         48        276,539,761        80.6     71.8%        1.58x
 121 - 237                          3          6,686,792         1.9     74.6%        1.26x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           59       $343,133,356       100.0%    72.5%        1.53x
----------------------------------------------------------------------------------------------------
 WA REMAINING TERM:               114
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WTD.
                                                     NUMBER OF      PRINCIPAL       % OF       WA          AVG.       WA UW
 PROPERTY TYPE                 SUB PROPERTY TYPE    PROPERTIES       BALANCE        IPB       LTV(1)   OCCUPANCY(1)   DSCR(1)
--------------------------------------------------------------------------------------------------------------------------------

  MULTIFAMILY               Garden                       53      $ 304,663,102      88.8%      75.1%       93.2%       1.36x
                            Co-op                         2      $  13,279,492       3.9       14.9%      100.0%       5.50x
                            Mid/High Rise                 2      $  10,203,219       3.0       78.5%       99.3%       1.27x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                      57      $ 328,145,813      95.6%      72.8%       93.6%       1.53x
--------------------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING      Manufactured Housing          4      $  14,987,542       4.4%      67.2%       72.5%       1.55x
                         -------------------------------------------------------------------------------------------------------
                          Subtotal:                       4      $  14,987,542       4.4%      67.2%       72.5%       1.55x
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                                61      $ 343,133,356     100.0%      72.5%       92.7%       1.53x
--------------------------------------------------------------------------------------------------------------------------------

(1)  Includes 2 mortgage loans which represent approximately 3.9% of the Group 2 balance as of the cut-off date. These loans are secured by residential cooperative properties and have cut-off loan to value ratios of 15.9% and
     11.3% and debt service coverage ratios of 5.13x and 6.89x. Excluding these mortgage loans, the pool of mortgage loans have a weighted average cut-off date loan-to-value ratio of 74.8% and a weighted average debt service coverage ratio of 1.37x.

                                    10 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  NUMBER        PRINCIPAL         % OF       WA          WA UW
 ORIGINAL AMORTIZATION TERM      OF LOANS        BALANCE           IPB      LTV(6)      DSCR(6)
------------------------------------------------------------------------------------------------------

 240 - 300                           11       $ 43,436,264         13.6%    56.1%        2.61x
 331 - 360                           47        275,892,092         86.4     76.0%        1.34x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             58       $319,328,356        100.0%    73.3%        1.51x
------------------------------------------------------------------------------------------------------
 WA AVERAGE ORIGINAL AMORT TERM:    351
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  NUMBER        PRINCIPAL         % OF       WA           WA UW
 CUT-OFF DATE LTV                OF LOANS        BALANCE           IPB     LTV(6)        DSCR(6)
------------------------------------------------------------------------------------------------------

 11.3% - 49.9%                         2      $ 13,279,492          3.9%    14.9%        5.50x
 50.0% - 59.9%                         4         9,851,215          2.9     54.4%        1.46x
 60.0% - 64.9%                         1        23,805,000          6.9     62.6%        1.69x
 65.0% - 69.9%                         3         9,977,746          2.9     67.6%        1.63x
 70.0% - 74.9%                        11        82,584,464         24.1     72.6%        1.33x
 75.0% - 86.5%                        38       203,635,438         59.3     78.5%        1.33x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:              59      $343,133,356        100.0%    72.5%        1.53x
------------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:         72.5%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                               NUMBER        PRINCIPAL         % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS        BALANCE           IPB         LTV(6)       DSCR(6)
------------------------------------------------------------------------------------------------------

 BALLOON LOANS
   Balloon(2),(5)                41        $190,179,733         55.4%        72.0%        1.68x
   Partial Interest Only         16         127,460,000         37.1         75.4%        1.27x
   Interest Only                  1          23,805,000          6.9         62.6%        1.69x
------------------------------------------------------------------------------------------------------
 SUBTOTAL                        58         341,444,733         99.4         72.6%        1.53x
------------------------------------------------------------------------------------------------------
 FULLY AMORTIZING LOANS           1           1,688,622          0.5         56.3%        1.34x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         59        $343,133,356        100.0%        72.5%        1.53x
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CURRENT OCCUPANCY RATES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                NUMBER OF        PRINCIPAL         % OF          WA          WA UW
 CURRENT OCCUPANCY RATES       PROPERTIES         BALANCE           IPB         LTV(6)      DSCR(6)
------------------------------------------------------------------------------------------------------

 61.1% - 70.0%                      3         $ 11,695,158          3.4%        70.4%        1.56x
 80.1% - 90.0%                      5           38,438,479         11.2         75.6%        1.34x
 90.1% - 95.0%                     27          194,241,029         56.6         74.6%        1.34x
 95.1% - 100.0%                    26           98,758,690         28.8         67.6%        1.96x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           61         $343,133,356        100.0%        72.5%        1.53x
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 REMAINING AMORTIZATION          NUMBER        PRINCIPAL         % OF       WA          WA UW
 TERM                           OF LOANS        BALANCE           IPB     LTV(6)       DSCR(6)
---------------------------------------------------------------------------------------------------

 237 - 300                         11       $ 43,436,264         13.6%    56.1%        2.61x
 331 - 360                         47        275,892,092         86.4     76.0%        1.34x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           58       $319,328,356        100.0%    73.3%        1.51x
---------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:         350
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                 NUMBER        PRINCIPAL         % OF       WA          WA UW
 MATURITY/ARD LTV               OF LOANS        BALANCE           IPB      LTV(6)      DSCR(6)
-----------------------------------------------------------------------------------------------------

 8.5% - 29.9%                         2      $ 13,279,492          3.9%    14.9%        5.50x
 30.0% - 49.9%                        3         8,162,593          2.4     54.0%        1.49x
 50.0% - 59.9%                        8        29,818,864          8.7     72.0%        1.43x
 60.0% - 69.9%                       42       268,283,572         78.6     75.6%        1.36x
 70.0% - 72.3%                        3        21,900,211          6.4     79.2%        1.34x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             58      $341,444,733        100.0%    72.6%        1.53x
-----------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY:         62.5%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              YEAR BUILT/RENOVATED(4)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                               NUMBER OF        PRINCIPAL         % OF          WA          WA UW
 YEAR BUILT/RENOVATED          PROPERTIES        BALANCE           IPB         LTV(6)       DSCR(6)
-----------------------------------------------------------------------------------------------------

 1957 - 1959                        1         $  1,394,225          0.4%        79.7%        1.58x
 1960 - 1969                        4           14,445,686          4.2         75.5%        1.36x
 1970 - 1979                        7           32,020,055          9.3         73.5%        1.33x
 1980 - 1989                       16           89,353,387         26.0         67.8%        1.96x
 1990 - 1999                        7           46,307,226         13.5         74.9%        1.29x
 2000 - 2005                       26          159,612,777         46.5         74.0%        1.41x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           61         $343,133,356        100.0%        72.5%        1.53x
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                               NUMBER        PRINCIPAL         % OF          WA          WA UW
 PREPAYMENT PROTECTION        OF LOANS        BALANCE           IPB         LTV(6)       DSCR(6)
---------------------------------------------------------------------------------------------------

 DEFEASANCE                      53        $297,614,791         86.7%        74.3%        1.37x
 YIELD MAINTENANCE                6          45,518,565         13.3         60.7%        2.54x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         59        $343,133,356        100.0%        72.5%        1.53x
---------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for the entire term.
(2)  Excludes the mortgage loans which pay interest only for a portion of their term.
(3)  Excludes fully-amortizing loans.
(4)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.
(5)  Includes 1 amortizing ARD loan representing 0.3% of the Loan Group 2 initial pool balance.
(6)  Includes 2 mortgage loans which represent approximately 3.9% of the Group 2 balance as of the cut-off date. These loans are secured by residential cooperative properties and have cut-off loan to value ratios of 15.9% and
     11.3% and debt service coverage ratios of 5.13x and 6.89x. Excluding these mortgage loans, the pool of mortgage loans have a weighted average cut-off date loan-to-value ratio of 74.8% and a weighted average debt service coverage ratio of 1.37x.

                                    11 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                             TOP 15 MORTGAGE LOANS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
LOAN       LOAN NAME                  LOAN   CUT-OFF DATE    % OF           UNIT OF   LOAN PER     UW    CUT-OFF LTV    PROPERTY
SELLER(1)  (LOCATION)                 GROUP    BALANCE       IPB    UNITS   MEASURE     UNIT      DSCR       RATIO        TYPE
----------------------------------------------------------------------------------------------------------------------------------

EHY        Woodbridge Center            1    $224,066,112    7.8%  556,835    SF          $402     1.99x      59.8%    Retail
           (Woodbridge, NJ)
NCCI       One River Place Apartments   1     200,000,000    6.9       921   Units    $217,155     1.35x      61.9%    Multifamily
           (New York, NY)
JPMCB      Pier 39                      1     153,000,000    5.3   242,283    SF          $631     1.28x      76.2%    Retail
           (San Francisco, CA)
JPMCB      Westbury Plaza               1      93,600,000    3.2   398,602    SF          $235     1.61x      80.0%    Retail
           (Westbury, NY)
JPMCB/EHY  Showcase Mall                1      92,000,000    3.2   184,814    SF          $498     1.70x      61.3%    Retail
           (Las Vegas, NV)
NCCI       777 Sixth Avenue             1      80,500,000    2.8       294   Units    $273,810     2.04x      64.3%    Multifamily
           (New York, NY)
NCCI       Water's Edge                 1      77,000,000    2.7   243,433    SF          $316     1.43x      79.9%    Office
           (Playa Vista, CA)
JPMCB      55 Railroad Avenue           1      73,900,000    2.6   131,634    SF          $561     1.49x      74.6%    Office
           (Greenwich, CT)
NCCI       Southlake Town Square One    1      70,570,880    2.4   403,627    SF          $175     2.35x      55.3%    Retail
           (Southlake, TX)
EHY        Franklin Village             1      43,500,000    1.5   301,703    SF          $144     2.09x      62.1%    Retail
           (Franklin, MA)
PNC        Preston Center Pavilion      1      42,175,000    1.5   232,666    SF          $181     1.30x      69.1%    Retail
            & Square
           (Dallas, TX)
JPMCB      Cornerstone Brands           1      40,424,836    1.4   970,168    SF          $ 42     1.48x      74.9%    Industrial
           Distribution Center
           (West Chester, OH)
LASALLE    400 6th Street S.W.          1      38,000,000    1.3   128,723    SF          $295     1.83x      79.2%    Office
           (Washington, DC)
EHY        On The Avenue                1      37,205,506    1.3       267   Rooms    $139,346     1.92x      61.7%    Hotel
           (New York, NY)
LASALLE    Gateway Pavilion             1      35,842,000    1.2   273,610    SF          $131     2.34x      57.8%    Retail
           (Avondale, AZ)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
           TOP 5 TOTAL/WEIGHTED AVERAGE:     $762,666,112   26.5%                                  1.60x      66.3%
           TOP 10 TOTAL/WEIGHTED AVERAGE:  $1,108,136,992   38.5%                                  1.68x      66.8%
           TOP 15 TOTAL/WEIGHTED AVERAGE:  $1,301,784,334   45.2%                                  1.69x      67.1%
----------------------------------------------------------------------------------------------------------------------------------

(1)  "JPMCB" = JPMorgan Chase Bank, National Association, "NCCI" = Nomura Credit
     & Capital, Inc., "EHY" = Eurohypo AG, New York Branch, "LaSalle" = LaSalle
     Bank National Association, "PNC" = PNC Bank, National Association

                                    12 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    13 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                WOODBRIDGE CENTER
--------------------------------------------------------------------------------

[PICTURE OF WOODBRIDGE CENTER OMITTED]

                              [PICTURE OF WOODBRIDGE CENTER OMITTED]

[PICTURE OF WOODBRIDGE CENTER OMITTED]    [PICTURE OF WOODBRIDGE CENTER OMITTED]

                                    14 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                WOODBRIDGE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $225,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $224,066,112

 % OF POOL BY IPB:                 7.8%

 LOAN SELLER:                      Eurohypo AG, New York Branch

 BORROWER:                         Woodbridge Center Property LLC

 SPONSOR:                          General Growth Properties, Inc.

 SHADOW RATING (M/S/F):            Baa1/BBB+/BBB+

 ORIGINATION DATE:                 11/12/04

 INTEREST RATE:                    4.2440%

 INTEREST ONLY PERIOD:             NA

 MATURITY DATE:                    06/01/09

 AMORTIZATION TYPE:                Balloon

 ORIGINAL AMORTIZATION:            360 Months

 REMAINING AMORTIZATION:           357 Months

 CALL PROTECTION:                  L(24),Def(20),O(7)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Cash Management Agreement

 ADDITIONAL DEBT:                  No(1)

 ADDITIONAL DEBT TYPE:             Mezzanine Debt Permitted(1)

 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Retail -- Super Regional Mall

 SQUARE FOOTAGE:                   556,835

 LOCATION:                         Woodbridge, NJ

 YEAR BUILT/RENOVATED:             1971/2003

 OCCUPANCY:                        96.4%

 OCCUPANCY DATE:                   11/01/04

 NUMBER OF TENANTS:                190

 HISTORICAL NOI:

   2002:                           $22,440,910

   2003:                           $24,114,515

 TTM AS OF 09/30/04:               $25,025,568

 AVERAGE INLINE SALES:             $399

 AVERAGE OCCUPANCY COST:           16.2%(2)

 UW REVENUES:                      $39,982,719

 UW EXPENSES:                      $12,993,401

 UW NOI:                           $26,989,318

 UW NET CASH FLOW:                 $26,472,005

 APPRAISED VALUE:                  $375,000,000

 APPRAISAL DATE:                   10/14/04
--------------------------------------------------------------------------------

(1)  Future mezzanine financing is allowed upon the satisfaction of certain conditions including a loan-to-value ratio of no greater than 75% (in the aggregate based on the principal balances of the mortgage loan and the mezzanine loan) and a debt service coverage ratio of not less than 1.25x, in each case immediately following the closing of such mezzanine loan.
(2)  Occupancy costs include CAM expenses.

--------------------------------------------------------------------------------
                ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                      INITIAL          MONTHLY
                                                    ----------------------------
 TAXES:                                                   $0              $0(3)
 INSURANCE:                                               $0              $0(3)
 CAPEX:                                                   $0              $0(4)
 TILC:                                                    $0              $0(5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                                    $402
 CUT-OFF DATE LTV:                                        59.8%
 MATURITY DATE LTV:                                       55.3%
 UW DSCR:                                                 1.99x
--------------------------------------------------------------------------------

(3)  Only during an event of default or if the debt service coverage ratio is less than 1.25x (a "Trigger Event").
(4)  $15,983 only during a Trigger Event and if the amount in such reserve is less than $191,797.
(5)  $45,666 only during a Trigger Event and if the amount in such reserve is less than $547,990.

------------------------------------------------------------------------------------------------------------------------------------
                                                         SIGNIFICANT TENANTS(6)

                                                    MOODY'S/      SQUARE        % OF        BASE RENT  LEASE EXPIRATION
 TENANT NAME             PARENT COMPANY           S&P/FITCH(7)     FEET         GLA            PSF          YEAR         SALES PSF
------------------------------------------------------------------------------------------------------------------------------------

 SEARS                  Sears Roebuck & Co.     Baa2/BBB/BBB-              See Footnote 8                   2006             NA
 FORTUNOFF              Fortunoff                     NR                   See Footnote 9                   2014             NA
 H&M                    Hennes & Mauritz AB           NR         22,311         4.0%          $20.00        2013             NA
 NEW YORK AND COMPANY   New York & Co., Inc.          NR         12,008         2.2%          $32.50        2010            $434
 EXPRESS WOMEN          Ltd. Brands               Baa2/BBB/NR    11,410         1.1%          $30.00        2011            $326
------------------------------------------------------------------------------------------------------------------------------------

(6)  Macy's, JC Penney and Lord & Taylor are also on the premises but are not part of the collateral.
(7)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(8)  Square footage of Sears (274,000 sq. ft.) is not included due to Ground
     Lease with annual rent of $331,540.
(9)  Square footage of Fortunoff (150,000 sq. ft.) is not included due to Ground
     Lease with annual rent of $25,000.

                                    15 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                WOODBRIDGE CENTER
--------------------------------------------------------------------------------

THE LOAN. The Woodbridge Center Loan is secured by a first mortgage interest in approximately 556,835 square feet of in-line retail space within the super-regional mall located in Woodbridge, New Jersey.

THE BORROWER. The borrower is Woodbridge Center Property LLC, a newly formed special purpose entity sponsored by General Growth Properties, Inc. (NYSE:
GGP), one of the largest US regional mall real estate investment trusts
("REIT"). General Growth Properties has been based in the Chicago area since inception in 1954. The REIT recently completed the acquisition of the Rouse
Company for $7.2 billion plus the assumption of approximately $5.4 billion in debt. General Growth Properties owns, develops, operates, and/or manages shopping malls in 44 states with ownership interests in and/or management responsibility for more than 215 regional shopping malls totaling more than 200 million square feet of retail space. General Growth Properties is also a third-party manager for owners of regional malls.

THE PROPERTY(1). Woodbridge Center is a 1,641,870 square foot super-regional mall (of which 556,835 square feet is included in collateral) anchored by Sears,
Macy's, Lord & Taylor, JC Penney, and Fortunoff and situated on a 122 acre parcel of land. The in-line space is approximately 95% occupied by nationally recognized tenants, yielding sales per square foot of approximately $400. Anchor tenants are dispersed throughout the center in an effort to maintain consistent traffic flows past the in-line space. Major tenants in the 190 tenant (210 leases) rent roll include H&M, Gap, Express Women, Victoria's Secret and New
York & Company. Dick's Sporting Goods, Fortunoff and Sears constructed their own stores upon land ground leased from the developer while J.C. Penney, Lord &
Taylor and Macy's own their stores as well as the underlying land.

The mall is located in the southern portion of the Middlesex-Somerset-Hunterdon
MSA, situated just south of New Brunswick and Edison, but north of Trenton, New
Jersey along Woodbridge Center Drive, east of the US Route 1 intersection.
Woodbridge Center Drive is accessible via several of New Jersey's major arterial roadways, including the Garden State Parkway, New Jersey Turnpike and
US Route 9. There are 3 signalized access points along Woodbridge Center Drive which provide for access to the center.

THE MARKET(1).  The property is located within Middlesex County, New Jersey which, according to the appraisal, has the largest population in central New
Jersey with approximately 781,000 people. The property is accessible by virtue of its location in proximity to Highways 1 and 9, the Garden State Parkway, the
New Jersey Turnpike, and the surrounding infrastructure. Woodbridge Center was built in 1971 and has witnessed the development of the area into a retail corridor while densely populated residential areas abut the market in all directions. The property has multiple access points from the surrounding roadways while mass transit provides bus and train service nearby. Per the appraisal, New Jersey is home to many pharmaceutical companies, due in part to competitive advantages such as proximity to New York City and Washington, D.C., access to Wall Street financing and government lobbying groups, respectively, as well as leading research and academic institutions. Drug companies based in
New Jersey account for more than 40% of the industry's total global sales of
$400 billion.

PROPERTY MANAGEMENT. The property is self-managed by the borrower, an affiliate of General Growth Properties, Inc.

(1)  Certain information was obtained from the Woodbridge Center appraisal dated
     October 14, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

----------------------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE -- IN-LINE ONLY

                                                                  % OF     CUMULATIVE
                 NUMBER      SQUARE      % OF                     BASE       SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET        GLA       BASE RENT      RENT        FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 VACANT            NA       20,263        3.6%            NA         NA       20,263         3.6%              NA          NA
 2005 & MTM        30       52,916        9.5    $ 2,020,197        9.6%      73,179        13.1%     $ 2,020,197         9.6%
 2006              26       60,863       10.9      2,525,678       12.0      134,042        24.1%     $ 4,545,875        21.6%
 2007              24       48,303        8.7      2,258,780       10.7      182,345        32.7%     $ 6,804,655        32.4%
 2008              39       66,605       12.0      2,970,049       14.1      248,950        44.7%     $ 9,774,704        46.5%
 2009              28       69,659       12.5      2,535,738       12.1      318,609        57.2%     $12,310,442        58.6%
 2010              11       37,149        6.7      1,425,966        6.8      355,758        63.9%     $13,736,407        65.3%
 2011              11       42,963        7.7      1,499,114        7.1      398,721        71.6%     $15,235,521        72.5%
 2012              16       53,623        9.6      2,324,703       11.1      452,344        81.2%     $17,560,224        83.5%
 2013              15       69,776       12.5      2,180,723       10.4      522,120        93.8%     $19,740,947        93.9%
 2014               8       30,366        5.5      1,100,053        5.2      552,486        99.2%     $20,841,000        99.1%
 2015               1        1,459        0.3         80,245        0.4      553,945        99.5%     $20,921,245        99.5%
 AFTER              1        2,890        0.5        101,150        0.5      556,835       100.0%     $21,022,395      100.00%
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            210      556,835      100.0%   $21,022,395      100.0%
----------------------------------------------------------------------------------------------------------------------------------

                                    16 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                WOODBRIDGE CENTER
--------------------------------------------------------------------------------

                       [MAP OF WOODBRIDGE CENTER OMITTED]

                                    17 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                WOODBRIDGE CENTER
--------------------------------------------------------------------------------

             [BUILDING STRUCTURAL MAP OF WOODBRIDGE CENTER OMITTED]

                                    18 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    19 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                           ONE RIVER PLACE APARTMENTS
--------------------------------------------------------------------------------

[PICTURE OF ONE RIVER PLACE APARTMENTS OMITTED]

                [PICTURE OF ONE RIVER PLACE APARTMENTS OMITTED]

                                    20 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                           ONE RIVER PLACE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $200,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $200,000,000

 % OF POOL BY IPB:                 6.9%

 LOAN SELLER:                      Nomura Credit & Capital, Inc.

 BORROWER:                         River Place I Holdings LLC

 SPONSOR:                          Larry A. Silverstein

 ORIGINATION DATE:                 01/06/05

 INTEREST RATE:                    5.2900%

 INTEREST-ONLY PERIOD:             24 Months

 MATURITY DATE:                    02/11/15

 AMORTIZATION TYPE:                IO-Balloon

 ORIGINAL AMORTIZATION:            360 Months

 REMAINING AMORTIZATION:           360 Months

 CALL PROTECTION:                  L(24),Def(89),O(6)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Soft

 ADDITIONAL DEBT:                  No

 ADDITIONAL DEBT TYPE:             NA

 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Multifamily -- Mid/High Rise

 UNITS:                            921

 LOCATION:                         New York, NY

 YEAR BUILT/RENOVATED:             2000

 OCCUPANCY:                        95.2%

 OCCUPANCY DATE:                   10/15/04

 HISTORICAL NOI:

   2003:                           $12,117,535

 6 MONTHS ANNUALIZED
    ENDING 10/31/04:               $13,858,861

 3 MONTHS ANNUALIZED
    ENDING 10/31/04:               $16,637,516

 UW REVENUES:                      $25,634,352

 UW EXPENSES:                      $7,485,129

 UW NOI:                           $18,149,223

 UW NET CASH FLOW:                 $17,918,973

 APPRAISED VALUE:                  $322,900,000

 APPRAISAL DATE:                   10/15/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                INITIAL            MONTHLY
                                          --------------------------------------
 TAXES:                                           $147,640          $49,213
 INSURANCE:                                       $626,566          $73,402
 CAPEX:                                                 $0          $19,188
 CASH MANAGEMENT HOLDBACK(1)                    $1,000,000               $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/UNIT:                                     $217,155
 CUT-OFF DATE LTV:                                              61.9%
 MATURITY DATE LTV:                                             54.0%
 UW DSCR:                                                       1.35x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                   MULTIFAMILY INFORMATION

                                                  AVERAGE UNIT       APPROXIMATE NET                           AVERAGE MONTHLY
           UNIT MIX            NO. OF UNITS       SQUARE FEET         RENTABLE SF          % OF TOTAL SF      IN-PLACE RENT(3)
---------------------------------------------------------------------------------------------------------------------------------

 STUDIO                            249               453                112,788                 18.0%              $1,647
 ONE BEDROOM                       461               668                308,091                 49.2               $2,239
 TWO BEDROOM                       210               980                205,753                 32.8               $3,356
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE            920(2)            681                626,632                100.0%              $2,334
---------------------------------------------------------------------------------------------------------------------------------

(1)  The Cash Management Holdback was released upon obtaining the cash management agreement.
(2)  Excludes 2-bedroom superintendent unit.
(3)  Includes subsidized rents, which affect 20% of the units.

                                    21 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                           ONE RIVER PLACE APARTMENTS
--------------------------------------------------------------------------------

THE LOAN. The One River Place Apartments Loan is secured by a first mortgage interest in a 921-unit class "A" luxury multifamily property located in New
York, New York.

THE BORROWER. The Borrower is River Place I Holdings LLC, a single asset entity that was created in June 2003. Larry Silverstein and his company, Silverstein
Properties, which developed and currently manages the property, control the current borrowing entity. The Borrower's construction costs for the project total approximately $221,000,000. Silverstein Properties is a New York-based development, ownership and management company, and Larry Silverstein is both the President and CEO. Mr. Silverstein has been an active investor in the real estate industry for almost 50 years and is active in the New York community. He is a Governor of the Real Estate Board of New York, having served as its
Chairman, is Vice Chairman of the Board of Trustees of New York University as
well as the Founder and Chairman Emeritus of the New York University Real
Estate Institute. Silverstein Properties has been involved in over $8 billion worth of transactions. They have developed or improved over 20 million square feet of real estate, and they currently manage and lease over 7 million square feet of real estate in Manhattan. Silverstein Properties along with several investors purchased the 99 year ground lease for the World Trade Center a few weeks prior to 9/11/2001. Silverstein Properties plans to reconstruct over 10 million square feet of office space in lower Manhattan including the redevelopment of Ground Zero through the use of insurance proceeds. Silverstein
Properties is staffed by an experienced team of professionals operating from offices in Midtown and Downtown Manhattan. The company's 12 most senior executives have an average of 25 years experience in the real estate industry and an average tenure of 15 years with the firm.

THE PROPERTY. The property is a 40-story class "A" building on a 2.50 acre site featuring 921 rental units, a 194-car parking garage, 41,789 square feet of ground floor retail space, a 35,000 square foot health club with a 25-yard swimming pool, two outdoor tennis courts, a basketball court, a party room, workout facilities and a sun deck. The property contains a total of 249 studio apartments, 461 one-bedroom units, 210 two- bedroom units and one two-bedroom super's unit. Many of the apartments have Hudson River waterfront views. The property also features 24-hour doorman/concierge service and a morning shuttle bus service to the Eighth Avenue and 42nd Street subway station. There is a laundry room with two washers and two dryers on each floor. As of October 15,
2004, the residential occupancy was 95.2%, and minimal rent concessions were being offered. The property's 194-car capacity garage is accessed via a ramp extending up from the property's driveway connecting West 41st and West 42nd
Streets.

The property is a taxable 80/20 multifamily property with twenty percent of the units (184) being rented to tenants whose income is at or below 80% of area median income ($54,043). The property has a related tax abatement under Section
421-a of the New York State Real Property Tax Law with an original term of 20 years, with 16 years remaining. The property is abated from any increases in assessed value for the first twelve years. Property tax assessments will phase in (20% increments every other year) starting in year 13 (2013/2014) of the abatement. The lower rents associated with the 421-a program can be raised to market rates (assuming they are higher at the time) once the program terminates.

THE MARKET(1). The property is located on West 42nd Street between 11th and 12th
Avenues in the Midtown West section of New York City in a neighborhood known as
Clinton. Clinton is considered to span from West 30th Street to West 59th
Street between Eighth Avenue and the Hudson River. Renters have increasingly come to look at Clinton as an affordable alternative to the more expensive areas to the south and north. Rental facilities within this neighborhood are well served by retail, have adequate access to community service facilities including hospitals and medical clinics and enjoy numerous entertainment options. Additionally the area is well served by public transportation, providing an easy commute for residents to the midtown and downtown business districts.

The property's market area continues to exhibit favorable conditions for luxury units. According to the report of a third party market data service, as of the end of the Third Quarter 2004, apartment rental rates in the New York City area grew by 2.1% from the Second Quarter, and the overall apartment vacancy rate was 3.0%. A total of 643 units were constructed during the Third Quarter and
910 units were absorbed. According to the market data service report, as of the
Third Quarter 2004, the average monthly rent for apartment buildings built after 1994 in the Midtown West submarket was $3,166, and rents increased by
2.8% from the prior period. Over the last one year period, rents increased by
4% in this submarket. The overall vacancy rate in this submarket is 3.7% as of the Third Quarter 2004, after having decreased from 4.0% in the Second Quarter.
Overall both the New York City market and the submarket have low vacancy rates, the rental rate trend is stable to improving, and the rate of new construction is moderate.

PROPERTY MANAGEMENT. The property is managed by Silverstein Properties, a borrower related entity. The firm has developed over 20 million square feet of real estate and currently manages over 7 million square feet of real estate in
Manhattan.
-------------------------------------------------------------------------------

(1)  Certain information was obtained from the One River Place Apartments appraisal dated October 15, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    22 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                           ONE RIVER PLACE APARTMENTS
--------------------------------------------------------------------------------

                  [MAP OF ONE RIVER PLACE APARTMENTS OMITTED]

                                    23 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                    PIER 39
--------------------------------------------------------------------------------

[PICTURE OF PIER 39 OMITTED]

                          [PICTURE OF PIER 39 OMITTED]

                          [PICTURE OF PIER 39 OMITTED]

[PICTURE OF PIER 39 OMITTED]

                                    24 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                     PIER 39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:         $153,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:     $153,000,000

 % OF POOL BY IPB:                   5.3%

 LOAN SELLER:                        JPMorgan Chase Bank, N.A.

 BORROWER:                           Pier 39 Limited Partnership

 SPONSOR:                            Robert A. Moor, Molly M. South

 ORIGINATION DATE:                   12/17/04

 INTEREST RATE:                      5.2600%

 INTEREST-ONLY PERIOD:               36 Months

 MATURITY DATE:                      01/01/15

 AMORTIZATION TYPE:                  IO-Balloon

 ORIGINAL AMORTIZATION:              324 Months

 REMAINING AMORTIZATION:             324 Months

 CALL PROTECTION:                    L(24),Def(91),O(3)

 CROSS-COLLATERALIZATION:            No

 LOCK BOX:                           Hard

 ADDITIONAL DEBT:                    No

 ADDITIONAL DEBT TYPE:               Capital Lease Permitted(1)

 LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------
(1)  Future capital lease not to exceed $2 million and lender approved unsecured indebtedness permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:             Single Asset

 TITLE:                              Leasehold

 PROPERTY TYPE:                      Retail -- Anchored

 SQUARE FOOTAGE:                     242,283

 LOCATION:                           San Francisco, CA

 YEAR BUILT/RENOVATED:               1978/2004

 OCCUPANCY:                          95.6%

 OCCUPANCY DATE:                     12/01/04

 NUMBER OF TENANTS:                  125

 HISTORICAL NOI:

   2002:                             $11,744,313

   2003:                             $11,646,949

   TTM AS OF 10/31/04:               $13,774,910

 AVERAGE IN-LINE SALES/SF:           $740 (shops/fast food), $657 (restaurant)

 AVERAGE OCCUPANCY COST:             14.8%

 UW REVENUES:                        $27,880,864

 UW EXPENSES:                        $13,633,766

 UW NOI:                             $14,247,098

 UW NET CASH FLOW:                   $13,640,354

 APPRAISED VALUE:                    $200,700,000

 APPRAISAL DATE:                     11/22/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                               INITIAL           MONTHLY
                                             -----------------------------------
 TAXES:                                                 $0          $56,681
 INSURANCE:                                             $0         $166,665
 CAPEX:                                                 $0          $17,569
 REQUIRED REPAIRS:                              $3,481,250(2)            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                                           $631
 CUT-OFF DATE LTV:                                              76.2%
 MATURITY DATE LTV:                                             65.9%
 UW DSCR:                                                       1.28x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS
                                                                                                                            SALES
                                                                                                                   LEASE     PSF
                                                                       MOODY'S/     SQUARE    % OF  BASE RENT  EXPIRATION   AS OF
TENANT NAME                  PARENT COMPANY                          S&P/FITCH(3)    FEET     GLA      PSF        YEAR     YE 2003
------------------------------------------------------------------------------------------------------------------------------------

AQUARIUM OF THE BAY         Aquarium of The Bay                          NR        47,217     19.5%    $0.00(4)    2014         $92
NEPTUNE'S PALACE/BAY VIEW   Neptune's Palace/Bay View                    NR        12,360      5.1%   $24.00       2010        $488
HARD ROCK CAFE              Hard Rock Cafe International, Inc.           NR        10,608      4.4%   $91.96       2012        $887
BUBBA GUMP SHRIMP CO.       Bubba Gump Shrimp Co. Restaurants, Inc.      NR         9,500      3.9%   $22.20       2012      $1,037
SWISS LOUIS RESTAURANT      Swiss Louis Restaurant                       NR         8,670      3.6%   $24.56       2010        $257
------------------------------------------------------------------------------------------------------------------------------------

(2)  Initial repair escrow represents 125% of estimated expense budgeted for
     2005 including wharf and seawall repairs, wave baffles, roof and shingle replacement.
(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(4)  Aquarium of the Bay rent is paid directly to the San Francisco Port
     Commission, which owns the fee interest in the subject property.

                                    25 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                     PIER 39
--------------------------------------------------------------------------------

THE LOAN. The Pier 39 Loan is secured by a first mortgage on the leasehold interest in a 242,283 square foot specialty retail shopping center located in
San Francisco, California.

THE BORROWER. The Borrower is Pier 39 Limited Partnership, a special purpose entity controlled by Robert A. Moor and Molly M. South. The sponsors have managed the property since they purchased it in 1981.

The sponsors have extensive experience with similar specialty retail projects throughout the United States, including Sundance Square in Ft. Worth, Texas,
North Pier Festival Marketplace and Century Shopping Center in Chicago,
Illinois, and Union Station in Indianapolis, Indiana. Mr. Moor and Ms. South
also control Market Development LP, a corporate marketing group; and Moor+South
Entertainment, a management and advisory company.

THE PROPERTY. Pier 39 is an internationally renowned, multi-tenant, specialty retail shopping center located near the San Francisco Bay in San Francisco,
California. The property offers over 100 specialty retail shops, restaurants and entertainment venues in an approximately 240,000 square foot area. Pier 39 is a tourist attraction due to its retail and entertainment offerings and its unobstructed views of the Golden Gate Bridge, the Bay Bridge, Alcatraz and the
San Francisco skyline.

The property is located two blocks east of Fisherman's Wharf at the northernmost point of the San Francisco peninsula. It is approximately two miles north of downtown San Francisco and the hotel and retail areas of Union
Square, Chinatown and the Financial District. Pier 39 is also approximately two miles from the Oakland Bay Bridge to the northwest and approximately 3.5 miles east of the Golden Gate Bridge.

Major tenants include the Hard Rock Cafe, Neptune's and Bubba Gump restaurants;
Aquarium on the Bay which is a 707,000 gallon aquarium and marine attraction;
and the Blue & Gold Fleet which is the exclusive provider of transportation to and from Alcatraz Island. Additional tenants include fast food and local restaurants, specialty shops and seven entertainment venues. The property also includes a 980-car parking garage and a marina consisting of 306 boat slips.
254 of the boat slips are leased to long-term tenants, and the remainder are leased on a short-term basis.

Pier 39 is approximately 95.6% occupied. Tenant sales for specialty shops and fast food restaurants averaged approximately $740 per square foot in 2003 and sales for traditional restaurants averaged over $650 per square foot for the same period. Since 1998, the sponsors have spent approximately $4.2 million in capital improvements, and they have budgeted approximately $3 million for additional improvements in 2005.

The San Francisco Port Commission -- representing the City and County of San
Francisco -- is the fee owner of the land under Pier 39 including the marina and surrounding port areas. The ground lease between the Port Commission and the Borrower expires in December, 2042. Ground rent payments are based on a formula consisting of fixed rent, percentage rent, and rental payments from various sources within and outside of the property.

THE MARKET(1). According to the report of a third party market data service, the retail vacancy rate in San Francisco County was approximately 3.3% at the end of 2004 which is consistent with the historical performance of the property.
Although there are no directly comparable properties to Pier 39, two other retail centers in the Fisherman's Wharf area -- The Cannery and Anchorage
Center -- were identified as having similar tenant offerings. Tenant sales at those centers are estimated at approximately $300 per square foot to $400 per square foot with occupancy between 90% and 95%. Tenant rental rates at Pier 39 and similar properties have wide ranges due to various space locations, sizes and finishes. The range of rental rates at the property is from approximately
$11 per square foot to $617 per square foot, and the average occupancy cost is approximately 14.8%. According to the appraisal, annual rental rates in similar tourist areas of Downtown San Francisco, Fisherman's Wharf and Union Square
average approximately $80 per square foot to $120 per square foot.

PROPERTY MANAGEMENT. The property is managed by Moor and South which is wholly controlled by the sponsors Robert A. Moor and Molly M. South. The sponsors have managed the property since they acquired it in 1981. Moor and South has owned and/or managed various retail and entertainment projects including the Century
Shopping Center in Chicago, Illinois, Ocean One in Atlantic City, New Jersey,
and Union Station in Indianapolis, Indiana.
-------------------------------------------------------------------------------

(1)  Certain information was obtained from the Pier 39 appraisal dated November
     22, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    26 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                     PIER 39
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

                NUMBER      SQUARE      % OF                    % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE      CUMULATIVE
              OF LEASES     FEET        GLA       BASE RENT       RENT      SQUARE FEET     % OF GLA     BASE RENT    % OF BASE RENT
 YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT          NA        10,661        4.4%            NA          NA        10,661          4.4%              NA          NA
 2005 & MTM      42        30,812       12.7    $ 2,465,864        23.4%       41,473         17.1%     $ 2,465,864        23.4%
 2006            17        12,615        5.2      1,042,864         9.9        54,088         22.3%     $ 3,508,728        33.2%
 2007            14        13,544        5.6        795,353         7.5        67,632         27.9%     $ 4,304,081        40.8%
 2008            7          4,533        1.9        629,940         6.0        72,165         29.8%     $ 4,934,021        46.7%
 2009            15        22,639        9.3        828,568         7.8        94,804         39.1%     $ 5,762,589        54.6%
 2010            7         34,330       14.2      1,073,498        10.2       129,134         53.3%     $ 6,836,087        64.8%
 2011            3          2,304        1.0        237,243         2.2       131,438         54.2%     $ 7,073,330        67.0%
 2012            10        41,274       17.0      2,148,294        20.4       172,712         71.3%     $ 9,221,624        87.4%
 2013            2          3,671        1.5        309,441         2.9       176,383         72.8%     $ 9,531,065        90.3%
 2014            6         62,908       26.0        579,885         5.5       239,291         98.8%     $10,010,949        95.8%
 2015            0              0        0.0              0         0.0       239,291         98.8%     $10,110,949        95.8%
 AFTER           2          2,992        1.2        444,306         4.2       242,283        100.0%     $10,555,255       100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          125       242,283      100.0%   $10,555,255       100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    27 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                     PIER 39
--------------------------------------------------------------------------------

                            [MAP OF PIER 39 OMITTED]

                                    28 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                     PIER 39
--------------------------------------------------------------------------------

                  [BUILDING STRUCTURAL MAP OF PIER 39 OMITTED]

                                    29 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                 WESTBURY PLAZA
--------------------------------------------------------------------------------

                      [PICTURE OF WESTBURY PLAZA OMITTED]

[PICTURE OF WESTBURY PLAZA OMITTED]

                      [PICTURE OF WESTBURY PLAZA OMITTED]

[PICTURE OF WESTBURY PLAZA OMITTED]

                                    30 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                 WESTBURY PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $93,600,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $93,600,000

 % OF POOL BY IPB:                 3.2%

 LOAN SELLER:                      JPMorgan Chase Bank, N.A.

 BORROWER:                         PL Westbury LLC

 SPONSORS:                         DRA Advisors LLC,
                                   Kimco Realty Corp.

 ORIGINATION DATE:                 12/21/04

 INTEREST RATE:                    4.6550%

 INTEREST-ONLY PERIOD:             60 Months

 MATURITY DATE:                    01/01/10

 AMORTIZATION TYPE:                Interest Only

 ORIGINAL AMORTIZATION:            NA

 REMAINING AMORTIZATION:           NA

 CALL PROTECTION:                  L(24),Def(32),O(2)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Springing

 ADDITIONAL DEBT:                  $30,600,000(1)

 ADDITIONAL DEBT TYPE:             Mezzanine Debt

 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Retail -- Anchored

 SQUARE FOOTAGE:                   398,602

 LOCATION:                         Westbury, NY

 YEAR BUILT/RENOVATED:             1993/2004

 OCCUPANCY:                        100.0%

 OCCUPANCY DATE:                   10/31/04

 NUMBER OF TENANTS:                9

 HISTORICAL NOI:

   2002:                           $7,700,779

   2003:                           $5,650,512

   TTM AS OF 07/31/04:             $6,492,535

 AVERAGE IN-LINE SALES/SF:         $336

 AVERAGE OCCUPANCY COST:           7.2%

 UW REVENUES:                      $11,951,596

 UW EXPENSES:                      $4,559,977

 UW NOI:                           $7,391,619

 UW NET CASH FLOW:                 $7,132,529

 APPRAISED VALUE:                  $117,000,000

 APPRAISAL DATE:                   10/29/04
--------------------------------------------------------------------------------
(1)  Mezzanine debt is secured by equity pledges in borrower and 7 other affiliates encompassing $270.9 million of total first mortgage debt.

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                 INITIAL           MONTHLY
                                             -----------------------------------
 CAPEX:                                              $0              $4,554
 TI/LC(2):                                           $0                  $0
--------------------------------------------------------------------------------

(2)  Monthly escrows for TI/LC will be collected if DSCR falls below 1.20x or if
     Costco gives notice of vacating their space.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                                              $235
 CUT-OFF DATE LTV:                                                 80.0%
 MATURITY DATE LTV:                                                80.0%
 UW DSCR:                                                          1.61x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    SIGNIFICANT TENANTS

                                                                                                                     SALES
                                                                                                         LEASE        PSF
                                                          MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION    AS OF
 TENANT NAME             PARENT COMPANY                 S&P/FITCH(3)   FEET       GLA         PSF         YEAR      YE 2003
--------------------------------------------------------------------------------------------------------------------------------

 COSTCO WHOLESALE       Costco Wholesale Corporation      A2/A/A+    148,295      37.2%    $ 18.71       2009         NA
 WAL-MART               Wal-Mart Stores, Inc.            Aa2/AA/AA   110,054      27.6%    $ 14.50       2019         NA
 MARSHALLS              TJX Cos Inc.                      A3/A/NR     45,826      11.5%    $ 23.00       2009        $281
 THE SPORTS AUTHORITY   The Sports Authority, Inc.          NR        43,000      10.8%    $ 23.00       2013        $389
 BORDERS BOOKS          Borders Group Inc.                  NR        30,950       7.8%    $ 23.88       2019        $270
--------------------------------------------------------------------------------------------------------------------------------

(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    31 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                 WESTBURY PLAZA
--------------------------------------------------------------------------------

THE LOAN. The Westbury Plaza Loan is secured by a first mortgage interest in a
398,602 square foot anchored retail center located on Long Island, in Westbury,
New York.

THE BORROWER. The borrower is PL Westbury LLC, a special purpose entity owned by DRA Advisors LLC, which has 85% ownership, and Kimco Realty Corp, which has
15% ownership. The borrower acquired the subject property as part of a larger
$1.2 billion acquisition of Price Legacy Corporation (NASDAQ: PLRE) by PL
Retail LLC, a joint venture between DRA Advisors LLC and Kimco Realty Corp.

DRA Advisors LLC is a New York-based registered investment advisor specializing in real estate investment management services for institutional and private investors, which includes pension funds, university endowments, foundations, and insurance companies. DRA Advisors LLC was founded in 1986 and currently manages approximately $3 billion in assets.

Kimco Realty Corp. (NYSE: KIM), a publicly-traded real estate investment trust
("REIT"), has specialized in shopping center acquisitions, development, and management for over 45 years. Kimco Realty Corp. owns and operates one of the nation's largest portfolios of neighborhood and community shopping centers, which are located throughout 42 states, Canada and Mexico. The REIT currently has interests in 750 properties, comprising approximately 112 million square feet of leasable space.

THE PROPERTY. Westbury Plaza is an anchored retail center located on Old
Country Road, a major thoroughfare in Long Island. The neighborhood is a primarily commercial area, including multiple shopping centers, malls, offices and fast food restaurants. Major tenants include Costco Wholesale, Marshalls and Wal-Mart. Other tenants include The Sports Authority, Ruby Tuesday's, The
Olive Garden, Borders Books, California Pizza Kitchen and Bank of America. The
subject property consists of six buildings and is located on approximately 30.4 acres of land. The property was constructed in 1993. During 2004, the property underwent renovations as Wal-Mart completed build out of its space (formerly leased by K-Mart). Wal-Mart opened for business in January 2005 and its lease expires in 2019.

Westbury Plaza is located within a few miles of Meadowbrook Parkway, Northern
Parkway, and the Long Island Expressway. It is adjacent to the Source Mall, which is anchored by Saks Off Fifth, Nordstom RACK, H&M, Old Navy, Circuit
City, and The Cheesecake Factory. The Source Mall is also connected to
Fortunoff. Behind the subject property is Roosevelt Raceway Center, which is anchored by Loews Theater, Expo Design and Target. Best Buy and Office Max are
located near the Wal-Mart at Westbury Plaza, and there are numerous fast food chains and a Holiday Inn across the street. Roosevelt Field Mall, one of the largest malls in the country, is located within approximately one-half of a mile from the subject property. Roosevelt Field is anchored by JCPenney,
Bloomingdales, Macys and Nordstrom and includes approximately 2,184,000 square feet of retail space.

Westbury Plaza is 100.0% occupied. Rents at the property range from approximately $23.00 per square foot to approximately $38.00 per square foot for non-anchor tenants, with anchor rents ranging from approximately $14.50 per square foot to approximately $18.71 per square foot.

THE MARKET(1). Westbury Plaza is located within the Nassau-Suffolk submarket. As of 2003, population within a 3 mile radius of the property was approximately
142,819, with an average household income of approximately $93,145. Total retail square footage in the market is approximately 21.5 million, with net absorption of approximately 250,000 square feet in 2003. From 2000 to 2003, the
Nassau-Suffolk submarket experienced a compound annual growth rate in retail sales of approximately 5.3%.

The market retail vacancy rate for the Third Quarter of 2004 was approximately
1.0%, and a third party market data service reported retail vacancy of approximately 2.7% in the Second Quarter of 2004. This represents an increase in market occupancy from approximately 97.0% in fiscal year 2003 and approximately 96.2% in fiscal year 2002. The 2003 market vacancy rate of approximately 3.0% was the lowest annual vacancy rate since 1999. Comparable properties reported an average occupancy of approximately 96.5%, with in-line rents ranging from approximately $22 per square foot to approximately $60 per square foot. As of the Second Quarter of 2004, market rents are estimated at approximately $22 per square foot for non-anchor tenants, with market anchor rents estimated at approximately $17 per square foot.

PROPERTY MANAGEMENT. The property is managed by Kimco Realty Corp., which has specialized in managing retail properties for over 45
years. Kimco Realty Corp. owns and operates over 100 million square feet of leasable space.
-------------------------------------------------------------------------------

(1)  Certain information was obtained from the Westbury Plaza appraisal dated
     October 29, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    32 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                 WESTBURY PLAZA
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                 NUMBER                                                     CUMULATIVE                                CUMULATIVE
                  OF        SQUARE                             % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    % OF BASE
                LEASES      FEET      % OF GLA    BASE RENT      RENT          FEET        % OF GLA     BASE RENT       RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 VACANT          NA             0        0.0%            NA         NA             0          0.0%             NA          NA
 2005 & MTM       0             0        0.0     $        0        0.0%            0          0.0%     $        0         0.0%
 2006             1             0        0.0         40,320        0.5             0          0.0%     $   40,320         0.5%
 2007             0             0        0.0              0        0.0             0          0.0%     $   40,320         0.5%
 2008             0             0        0.0              0        0.0             0          0.0%     $   40,320         0.5%
 2009             4       209,598       52.6      4,236,603       54.4       209,598         52.6%     $4,276,923        54.9%
 2010             0             0        0.0              0        0.0       209,598         52.6%     $4,276,923        54.9%
 2011             0             0        0.0              0        0.0       209,598         52.6%     $4,276,923        54.9%
 2012             0             0        0.0              0        0.0       209,598         52.6%     $4,276,923        54.9%
 2013             1        43,000       10.8        989,000       12.7       252,598         63.4%     $5,265,923        67.6%
 2014             1         5,000        1.3        190,000        2.4       257,598         64.6%     $5,455,923        70.0%
 2015             0             0        0.0              0        0.0       257,598         64.6%     $5,455,923        70.0%
 AFTER            2       141,004       35.4      2,334,869       30.0       398,602        100.0%     $7,790,792       100.0%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            9       398,602      100.0%    $7,790,792      100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                    33 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                 WESTBURY PLAZA
--------------------------------------------------------------------------------

                        [MAP OF WESTBURY PLAZA OMITTED]

                                    34 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                 WESTBURY PLAZA
--------------------------------------------------------------------------------

              [BUILDING STRUCTURAL MAP OF WESTBURY PLAZA OMITTED]

                                    35 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                 SHOWCASE MALL
--------------------------------------------------------------------------------

                       [PICTURE OF SHOWCASE MALL OMITTED]

                       [PICTURE OF SHOWCASE MALL OMITTED]

[PICTURE OF SHOWCASE MALL OMITTED]

                       [PICTURE OF SHOWCASE MALL OMITTED]

                                              [PICTURE OF SHOWCASE MALL OMITTED]

                                    36 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                  SHOWCASE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $92,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $92,000,000

 % OF POOL BY IPB:                 3.2%

 LOAN SELLERS:                     JPMorgan Chase Bank, N.A.
                                   Eurohypo AG, New York Branch(1)

 BORROWER:                         CCR/AG Showcase Phase I
                                   Owner, L.L.C.

 SPONSORS:                         Angelo Gordon Realty Funds and
                                   City Center Retail, LLC

 ORIGINATION DATE:                 02/10/05

 INTEREST RATE:                    5.3730%

 INTEREST ONLY PERIOD:             120 Months

 MATURITY DATE:                    03/07/15

 AMORTIZATION TYPE:                Interest Only

 ORIGINAL AMORTIZATION:            NA

 REMAINING AMORTIZATION:           NA

 CALL PROTECTION:                  L(24),Def(59),O(37)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Cash Management Agreement

 ADDITIONAL DEBT:                  No

 ADDITIONAL DEBT TYPE:             Mezzanine Debt Permitted

 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Retail -- Anchored

 SQUARE FOOTAGE:                   184,814

 LOCATION:                         Las Vegas, NV

 YEAR BUILT/RENOVATED:             1996

 OCCUPANCY:                        100.0%

 OCCUPANCY DATE:                   10/01/04

 NUMBER OF TENANTS:                10

 HISTORICAL NOI:

   2002:                           $7,642,222

   2003:                           $8,581,963

   TTM AS OF 11/30/04:             $9,948,912

 AVERAGE INLINE SALES/SF:          $294

 AVERAGE OCCUPANCY COST:           21.2%

 UW REVENUES:                      $12,446,651

 UW EXPENSES:                      $3,725,842

 UW NOI:                           $8,720,809

 UW NET CASH FLOW:                 $8,508,273

 APPRAISED VALUE:                  $150,000,000

 APPRAISAL DATE:                   01/01/05
--------------------------------------------------------------------------------
(1)  The loan was jointly originated by JPMorgan Chase Bank N.A. and Eurohypo
     AG, New York Branch. The loan consists of two $46 million pari-passu notes.

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                INITIAL             MONTHLY
                                            ------------------------------------
 TAXES:                                          $57,914                $0
 TILC:                                          $401,000                $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                                       $498
 CUT-OFF DATE LTV:                                          61.3%
 MATURITY DATE LTV:                                         61.3%
 UW DSCR:                                                   1.70x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        SIGNIFICANT TENANTS
                                                                                                                        SALES
                                                                                                            LEASE        PSF
                                                               MOODY'S/     SQUARE    % OF   BASE RENT   EXPIRATION    AS OF TTM
 TENANT NAME                   PARENT COMPANY                S&P/FITCH(2)    FEET     GLA       PSF         YEAR       10/31/04
---------------------------------------------------------------------------------------------------------------------------------

 SEGA ENTERPRISES INC. USA(3) Sega Corp                        Ba2/BB/NR    47,161  25.5%     $ 57.50      2012       $     124
 UNITED ARTIST THEATRES       United Artist Theatre Company       NR        41,108  22.2%     $ 18.50      2017       $ 510,100(4)
 COCA-COLA                    The Coca-Cola Company            Aa3/A+/A+    31,079  16.8%     $ 65.70      2007       $     313
 M&M'S WORLD                  Mars Inc.                           NR        31,025  16.8%     $ 59.32      2012       $     701
 SHOWCASE FOOD COURT          Showcase Food Court                 NR        14,737   8.0%     $ 36.90      2018       $     466
---------------------------------------------------------------------------------------------------------------------------------

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(3)  The tenant has subleased the premises to its subsidiary, Gameworks, which is currently in bankruptcy proceedings. However, Sega Enterprises Inc. USA remains the obligor under the terms of the lease and is not subject to bankruptcy.
(4)  Sales reported on a per screen basis.

                                    37 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                  SHOWCASE MALL
--------------------------------------------------------------------------------

THE LOAN. The Showcase Mall Loan is secured by a first mortgage interest in a
184,814 square foot anchored retail and entertainment center located in Las
Vegas, Nevada.

THE BORROWER. The borrowing entity is CCR/AG Showcase Phase I Owner, L.L.C., a special purpose entity that is controlled by a limited liability company consisting of Angelo Gordon Realty Funds ("Angelo Gordon") and City Center
Retail, LLC ("City Center Retail"). The two entities have partnered in prior retail transactions, including the development of Silver City Plaza, which is also located on the Las Vegas Strip.

Angelo Gordon was founded in 1988 by John Angelo and Michael Gordon. It has purchased real estate properties within all the major property types and currently has a real estate portfolio with properties located throughout the
United States. Angelo Gordon currently manages approximately $10 billion of assets of various disciplines.

City Center Retail specializes in the development, redevelopment and acquisition of urban real estate, including retail, office and mixed use properties. With approximately 40 years of combined experience, the principals of City Center Retail have been involved with the development, redevelopment and acquisition of over $1 billion of commercial real estate transactions nationwide.

THE PROPERTY. Showcase Mall is a four-story retail and entertainment center located on the Las Vegas Strip, in front of the MGM Grand Hotel and Casino, in
Las Vegas, Nevada. Showcase Mall operates in superstore format and includes both nationally and internationally recognized tenant names. The property's approximately 400 feet of all-glass frontage gives each tenant the opportunity to create its own retail image. Tenants include Coca-Cola, Gameworks(1), M&M's
World, United Artist Theatres and Westgate Resorts. Showcase Mall opened its new second level food court in October of 2003. The food court offers seating for approximately 230 people and features tenants such as Panda Express,
Wendy's and Starbucks.

Showcase Mall is located on the east side of Las Vegas Boulevard between
Tropicana Avenue and Harmon Road at Monte Carlo. It is afforded a location in front of the MGM Grand Hotel and opposite from the New York, New York Hotel. It has north/south access via Interstate 15 and Las Vegas Boulevard. East/west access is provided by Tropicana Avenue and Flamingo Road and Spring Mountain
Road to the north. The Tropicana Avenue and Flamingo Road interchange with
Interstate 15 is approximately one-half mile west of Las Vegas Boulevard.

Showcase Mall's immediate area is characterized by concept hotels, restaurants and gaming establishments. Retail development along the Las Vegas Strip ranges from small strip centers to retailers within hotels/resorts and the Fashion
Show Mall, which is an approximately 820,000 square foot enclosed regional mall located along Spring Mountain Road and Las Vegas Boulevard. Showcase Mall is
100.0% occupied. Rents at the property range from approximately $18.50 per square foot to approximately $2,500 per square foot, with an average rent of approximately $54.66 per square foot.

THE MARKET(2). Showcase Mall is located in the Las Vegas market, and the Las
Vegas central business district submarket. As of 2004, population within a 3 mile radius of the property is approximately 140,365, with an average household income of approximately $62,124. Las Vegas draws approximately 35 million tourists a year, and over 15 million people pass by Showcase Mall annually.

As of the Second Quarter of 2004, the Las Vegas retail market consists of approximately 38,612,482 square feet of inventory, with approximately 878,633 feet of net absorption. The market retail vacancy rate is approximately 3.6%, with market rent estimated at approximately $18.96 per square foot. The submarket vacancy rate is approximately 10.8%. Comparable properties reported an average occupancy of approximately 96.2%, with rents ranging from approximately $34.00 per square foot to approximately $1,500 per square foot.

PROPERTY MANAGEMENT. The property is managed by City Center Retail which consists of principals Mark G. Stefan and Sigura J. Anderson. They have specialized in managing properties for approximately 40 years and have developed, redeveloped and acquired over $1 billion of commercial real estate.
-------------------------------------------------------------------------------

(1)  Gameworks is the subtenant of Sega Enterprises Inc. USA and is currently in bankruptcy proceedings.

(2)  Certain information was obtained from the Showcase Mall appraisal dated
     January 1, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    38 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                  SHOWCASE MALL
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                 NUMBER                                                       CUMULATIVE    CUMULATIVE
                  OF        SQUARE                               % OF BASE      SQUARE        % OF       CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA     BASE RENT       RENT          FEET          GLA       BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 VACANT          NA             0        0.0%            NA         NA                0     0.0%                NA            NA
 2005 & MTM       0             0        0.0    $         0          0.0%             0     0.0%       $         0          0.0%
 2006             0             0        0.0              0          0.0              0     0.0%       $         0          0.0%
 2007             2        31,079       16.8      2,041,889         20.2         31,079    16.8%       $ 2,041,889         20.2%
 2008             1         9,334        5.1        233,350          2.3         40,413    21.9%       $ 2,275,239         22.5%
 2009             0             0        0.0              0          0.0         40,413    21.9%       $ 2,275,239         22.5%
 2010             0             0        0.0              0          0.0         40,413    21.9%       $ 2,275,239         22.5%
 2011             0             0        0.0              0          0.0         40,413    21.9%       $ 2,275,239         22.5%
 2012             3        78,186       42.3      4,552,056         45.1        118,599    64.2%       $ 6,827,295         67.6%
 2013             1         1,196        0.6        250,000          2.5        119,795    64.8%       $ 7,077,295         70.1%
 2014             1           600        0.3        420,000          4.2        120,395    65.1%       $ 7,497,295         74.2%
 2015             0             0        0.0              0          0.0        120,395    65.1%       $ 7,497,295         74.2%
 AFTER            6        64,419       34.9      2,604,328         25.8        184,814   100.0%       $10,101,623        100.0%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL           14       184,814      100.0%   $10,101,623        100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                    39 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                  SHOWCASE MALL
--------------------------------------------------------------------------------

                         [MAP OF SHOWCASE MALL OMITTED]

                                    40 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                  SHOWCASE MALL
--------------------------------------------------------------------------------

               [BUILDING STRUCTURAL MAP OF SHOWCASE MALL OMITTED]

                                    41 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                777 SIXTH AVENUE
--------------------------------------------------------------------------------

                                 [PICTURE OF 777 SIXTH AVENUE OMITTED]

          [PICTURE OF 777 SIXTH AVENUE OMITTED]

                                    42 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                777 SIXTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $80,500,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $80,500,000

 % OF POOL BY IPB:                 2.8%

 LOAN SELLER:                      Nomura Credit & Capital, Inc.

 BORROWER:                         777 Sixth Avenue Owner LLC

 SPONSOR:                          Harry Macklowe

 ORIGINATION DATE:                 12/17/04

 INTEREST RATE:                    4.5300%

 INTEREST-ONLY PERIOD:             60 Months

 MATURITY DATE:                    01/11/10

 AMORTIZATION TYPE:                Interest Only

 ORIGINAL AMORTIZATION:            NA

 REMAINING AMORTIZATION:           NA

 CALL PROTECTION:                  L(24),Def(30),O(4)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Hard

 ADDITIONAL DEBT:                  No

 ADDITIONAL DEBT TYPE:             NA

 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Multifamily -- Mid/High Rise

 UNITS:                            294

 LOCATION:                         New York, NY

 YEAR BUILT/RENOVATED:             2000

 OCCUPANCY:                        99.7%

 OCCUPANCY DATE:                   11/01/04

 HISTORICAL NOI:

   2002:                           $8,842,253

   2003:                           $8,577,770

   TTM AS OF 10/31/04:             $8,556,322

 UW REVENUES:                      $10,646,558

 UW EXPENSES:                      $3,017,915

 UW NOI:                           $7,628,643

 UW NET CASH FLOW:                 $7,555,143

 APPRAISED VALUE:                  $125,100,000

 APPRAISAL DATE:                   12/01/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                               INITIAL              MONTHLY
                                         ---------------------------------------
 TAXES:                                                $0            $53,423
 INSURANCE:                                      $112,319            $11,232
 CAPEX(1):                                         $6,125             $6,125
 LETTER OF CREDIT:                               $386,518                 $0
--------------------------------------------------------------------------------
(1)  Replacement Reserves shall be collected whenever the reserve balance falls below $147,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/UNIT:                                  $273,810
 CUT-OFF DATE LTV:                                           64.3%
 MATURITY DATE LTV:                                          64.3%
 UW DSCR:                                                    2.04x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                 MULTIFAMILY INFORMATION

                                                AVERAGE UNIT      APPROXIMATE NET                         AVERAGE MONTHLY
         UNIT MIX             NO. OF UNITS      SQUARE FEET         RENTABLE SF        % OF TOTAL SF       ASKING RENT
---------------------------------------------------------------------------------------------------------------------------

 STUDIO                             84               549               46,080               23.3%             $2,308
 ONE BEDROOM                       180               667              120,009               60.6              $2,887
 TWO BEDROOM                        29             1,100               31,890               16.1              $4,292
---------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE            293(2)            676              197,979              100.0%             $2,860
---------------------------------------------------------------------------------------------------------------------------

(2) Excludes a two-bedroom unit for the manager.

                                    43 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                777 SIXTH AVENUE
--------------------------------------------------------------------------------

THE LOAN. The 777 Sixth Avenue Loan is secured by a first mortgage interest in a
294-unit class "A" luxury multifamily property located in New York, New York.

THE BORROWER. The Borrower is 777 Sixth Avenue Owner LLC, the sole member of
Borrower, which is owned by Macklowe Properties. Founded in the mid-1960's by
Harry Macklowe, the company develops, acquires, renovates, manages, and leases
Manhattan office and apartment properties. Macklowe Properties purchased the
General Motors Building for $1.4 billion in 2003. In addition to 777 Sixth
Avenue, the company owns the Longacre House on West 50th Street, RiverTerrace on East 72nd Street, and RiverTower on East 54th Street. Office properties owned by Macklowe Properties include 540 Madison, 400 Madison, 2 Grand Central
Tower, and the aforementioned GM Building. Harry Macklowe owns 100% of the ownership interests in the property, which was developed at a total cost of approximately $90,000,000.

THE PROPERTY. The property is a 31-story class "A" luxury apartment building completed in 2000 containing 294 units. The property offers a total of 84 studios, 180 one-bedroom units, 29 two-bedroom units, and a single two-bedroom unit for the building manager. Building amenities include a 24-hour concierge, a 24-hour/7 day tenant-only health club, private lounge, housekeeping, high-speed telecommunication/information providers, pre-wired fiber optics, laundry room, and a rooftop outdoor deck. The building also features a state of the art security system with an extensive network of surveillance cameras, fingerprint readers on secure doors and motion detectors. The November 1, 2004 rent roll shows the property to be 99.7% leased. Rents at the property range from $2,000 to $4,795 per month, with an average rent of approximately $2,860 per month. Concessions have not been historically offered, with the exception of the initial lease-up period. Currently, 48% of the units (142 units) are leased by various corporate housing providers. These contracts are at or below prevailing market rents, are at least one year in length and have staggered expirations. The largest concentration of units is leased by Furnished
Quarters, LLC, with 56 units. Retail tenants (with frontage along Sixth Avenue)
are Duane Reade (7,500 square feet at $70 per square foot, expiring in November
2015) and Sleepy's (4,102 square feet at $57.45 per square foot, expiring in
May 2013). A valet service also operates inside the building under a month-to-month agreement in which they pay $26,400 per annum.

The property benefits from a real estate tax exemption under Section 421-a of the New York State Property Tax Law which began in 2002. The property received a 100% abatement the first two years after the Certificate of Occupancy was issued, with property tax assessments phased in by 20% increments every other year (the subject property currently receives an 80% abatement). The property is subject to a form of rent stabilization during the abatement period. Under the regulations, the property starts at market rents (initial rents were based on the original rent roll submitted to the program). After the initial lease up, rent steps are based on the annual determinations of the New York City Rent
Stabilization Board, plus an additional 2.2%. Currently the Board set rent increases of 3.5% for one-year leases and 5% for two-year leases.

THE MARKET(1). The property is located on the west side of Sixth Avenue between
26th and 27th Streets, in the heart of Chelsea, New York. Roughly bounded by
30th Street, the Hudson River, Fifth Avenue, and 14th Street, Chelsea has
recently evolved from an industrial area to a trendy residential neighborhood known for its galleries, restaurants, nightlife, and appeal to a diverse mix of professionals and artists. The Chelsea submarket, particularly near Sixth
Avenue, is one of the strongest markets in Manhattan, currently maintaining near-100% occupancy levels. According to the report of a third party market data service, the entire Midtown West submarket, of which Chelsea is a part of, has a 3.7% vacancy rate.

The subject's market area continues to exhibit favorable conditions for luxury units. According to the market data service report, as of the end of the Third
Quarter 2004, apartment rental rates in the New York City area grew by 2.1%
from the Second Quarter, and the overall apartment vacancy rate was 3.0%. A total of 643 units were constructed during the Third Quarter and 910 units were absorbed. According to the market data service report, as of the Third Quarter
2004, the average monthly rent for apartment buildings built after 1994 in the
Midtown West submarket was $3,166, and rents increased by 2.8% from the prior period. Over the last one year period, rents increased by 4% in this submarket.
The overall vacancy rate in this submarket is 3.7% as of the Third Quarter
2004, after having decreased from 4.0% in the Second Quarter. Overall both the
New York City market and the submarket have low vacancy rates, the rental rate trend is stable to improving, and the rate of new construction is moderate.

PROPERTY MANAGEMENT. The property is managed by Macklowe Management Company,
Inc., the property management division of Macklowe Properties, a borrower related entity. Founded in the mid-1960's by Harry Macklowe, the company develops, acquires, renovates, manages, and leases Manhattan office and apartment properties. Other residential properties under management include
RiverTerrace, a 410-unit apartment building located on the Upper East Side,
Longacre House, a 293-unit apartment building located at 305 West 50th Street, and RiverTower, a 324-unit apartment building located at 420 East 54th Street.
Including 777 Sixth Avenue, Macklowe Management Company, Inc. currently manages over 1,300 residential rental units.
-------------------------------------------------------------------------------

(1) Certain information was obtained from the 777 Sixth Avenue appraisal dated
December 1, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    44 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                777 SIXTH AVENUE
--------------------------------------------------------------------------------

                       [MAP OF 777 SIXTH AVENUE OMITTED]

                                    45 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                  WATER'S EDGE
--------------------------------------------------------------------------------

                       [PICTURE OF WATER'S EDGE OMITTED]

                                               [PICTURE OF WATER'S EDGE OMITTED]

                       [PICTURE OF WATER'S EDGE OMITTED]

                                    46 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                  WATER'S EDGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $77,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $77,000,000

 % OF POOL BY IPB:                 2.7%

 LOAN SELLER:                      Nomura Credit & Capital, Inc.

 BORROWER:                         Maguire Partners -- Water's Edge
                                   Property Holding, LLC

 SPONSOR:                          Robert F. Maguire III

 ORIGINATION DATE:                 02/01/05

 INTEREST RATE:                    4.9880%

 INTEREST-ONLY PERIOD:             60 Months

 MATURITY DATE:                    02/11/25

 ARD:                              02/11/10

 AMORTIZATION TYPE:                Interest Only

 ORIGINAL AMORTIZATION:            NA

 REMAINING AMORTIZATION:           NA

 CALL PROTECTION:                  L(24),Def(31),O(4)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Hard

 ADDITIONAL DEBT(1):               $16,000,000

 ADDITIONAL DEBT TYPE:             Mezzanine Debt

 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Office -- Suburban

 SQUARE FOOTAGE:                   243,433

 LOCATION:                         Playa Vista, CA

 YEAR BUILT/RENOVATED:             2002

 OCCUPANCY(2):                     100.0%

 OCCUPANCY DATE:                   03/11/05

 NUMBER OF TENANTS:                1

 HISTORICAL NOI:                   NA

 UW REVENUES:                      $9,561,851

 UW EXPENSES:                      $3,982,059

 UW NOI:                           $5,579,792

 UW NET CASH FLOW:                 $5,555,516

 APPRAISED VALUE(3):               $96,400,000

 APPRAISAL DATE:                   12/21/04
--------------------------------------------------------------------------------

(1)  At origination, a total of $12,500,000 in mezzanine debt was in place. An additional $3,500,000 in mezzanine debt is permitted and is anticipated to be funded by February 11, 2006.
(2)  Represents the leased percentage of the property. Electronic Arts will occupy and begin paying rent on 73,052 square feet no later than September
     2005.
(3)  Does not include the $16,500,000 current market value of the development parcel.

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                INITIAL         MONTHLY
                                             -----------------------------------
 TAXES:                                               $0           $95,914
 INSURANCE:                                           $0           $19,839
 REQUIRED REPAIRS:                               $24,375                $0
 RENT RESERVE(4):                             $1,360,560                $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                                      $316
 CUT-OFF DATE LTV:                                         79.9%
 MATURITY DATE LTV:                                        79.9%
 UW DSCR:                                                  1.43x
--------------------------------------------------------------------------------

(4)  A Rent Reserve of $1,360,560 was taken at closing to be used until
     Electronic Arts begins paying rent on 73,052 square feet to be occupied in
     September 2005.

---------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS
                                                                                                                  LEASE
                                                       MOODY'S/       SQUARE         % OF        BASE RENT     EXPIRATION
 TENANT NAME                    PARENT COMPANY       S&P/FITCH(5)      FEET          GLA            PSF            YEAR
---------------------------------------------------------------------------------------------------------------------------

 ELECTRONIC ARTS INC.(6)    Electronic Arts Inc.          NR         243,433        100.0%         $18.37         2013
---------------------------------------------------------------------------------------------------------------------------

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(6)  Approximately 19,223 square feet is subleased to Playa Vista Capital, the developers of the Playa Vista Community.

                                    47 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                  WATER'S EDGE
--------------------------------------------------------------------------------

THE LOAN. The Water's Edge Loan is secured by a first mortgage interest in a
243,433 square foot Class "A" office space located in Playa Vista, California.
The loan financed the acquisition of Equity Office Properties' 87.5% equity interest in the property for approximately $85,000,000 (implied total purchase price of $97,714,286).

THE BORROWER. The Borrower is Maguire Partners -- Water's Edge Holding, LLC,
which is owned by Maguire Partners. Maguire Partners is based in Los Angeles,
California and is one of the leading owners, operators, managers and developers of office properties in the United States. Since founding Maguire Partners in
1965, Robert Maguire's organization has developed a series of landmark, large-scale Class "A" office properties and master planned, mixed-use suburban campuses of noteworthy architecture. The firm currently owns or manages over 10 million square feet of prime office space, retail developments, hotel properties and parking facilities in Southern California. Included in their portfolio are the U.S. Bank Tower, Wells Fargo Tower and KPMG Tower. Maguire
Partners is the predecessor to Maguire Properties, the publicly-traded real estate investment trust (NYSE: MPG). On September 10, 1998, a voluntary Chapter
11 petition was filed by Maguire Thomas Partners-Grand Place Tower, Ltd.
("MTP"), the general partner of the Maguire Thomas Partners-Fifth & Grand, Ltd.
("Partnership"), the then-owner of the Gas Company Tower project, and an involuntary Chapter 11 bankruptcy case was commenced against the Partnership by
MTP and certain creditors of the Partnership. A voluntary Chapter 11 petition was later filed by Maguire Thomas Partners-SCGC Holdings, Ltd., the largest limited partner of the Gas Company Tower project, on December 23, 1998. In
December of 2000, MTP successfully completed a refinancing of the project, allowing for the full repayment of the project financing and purchase by affiliates of Maguire of all interests of MTP's partner in the Gas Company
Tower project. In connection with that refinancing, all reorganization proceedings were dismissed.

THE PROPERTY. Originally developed in 2002 on a 6.5-acre tract, the property is part of the acclaimed 1,087-acre master planned Playa Vista community. Water's
Edge is located at the intersection of Lincoln Boulevard and Jefferson
Boulevard, two of the area's major arterials, at the gateway to the Playa Vista master development providing outstanding access and visibility. The property has unobstructed views to the Pacific Ocean, and is surrounded by bike and running trails passing through the restored Ballona Wetlands and Wildlife
Preserve. The campus is within three miles of Los Angeles International
Airport, two miles of Interstate 405, four miles of Interstate 10, and five miles of Interstate 105, giving the project excellent access throughout the region.

The subject property is comprised of two buildings totaling 243,433 square feet of space featuring a stylish design, flexible floor plates, high quality construction and abundant amenities including a palm tree-lined entrance, beach volleyball court, athletic fields, fitness center, game room, cafeteria, company store and valet parking. The property is 100% leased to Electronic Arts
(NASD: ERTS) through 2013. Electronic Arts ("EA") a leading interactive entertainment software company that develops, publishes and distributes interactive software worldwide for video game systems, personal computers and the Internet, has a market capitalization of $14.5 billion and 2004 revenues of
$3.0 billion. EA currently leases 100% of the 243,433 square foot buildings through October 2013. Of the 243,433 square feet, EA currently occupies 151,158 square feet (62% of the NRA). Concurrent with the lease commencement date, EA entered into a ten-year sublease agreement (cancelable in the 4th and 5th years by EA) with Playa Capital for 19,223 square feet (7.9% of the NRA) on the first floor of Building II. Upon expiration or termination of the sublease, the Playa
Capital space will be occupied by EA. The remaining 73,052 square feet (30% of the NRA) will be occupied by EA no later than September 2005. Rental payments for such space will commence upon the earlier of EA's occupancy or September
2005. A Rent Reserve of $1,360,560 was taken at closing to be used until EA fully occupies their space in September 2005.

PURCHASE OPTION. EA has the right to purchase the subject property at the prevailing market price, subject to a floor amount based on the Landlord's cost basis. The tenant may not exercise this option until October 1, 2008. In the event the tenant exercises its purchase option, sale proceeds will be used to pay down the existing debt, with any shortfall guaranteed by Robert Maguire. It should be noted that no assurance can be given that Robert Maguire would be able to make up any such shortfall should the situation arise.

THE MARKET(1). The property is located within Playa Vista, which is an urban site containing approximately 1,087 acres. The Playa Vista "town plan"
establishes a carefully designed street system framing a series of districts, which include homes, shops, restaurants, offices, recreational facilities and the restored Ballona Wetlands. More than half of the Playa Vista project will be devoted to open space and a variety of recreational and environmental uses including the restoration and expansion of the Ballona Wetlands. The detailed design has the potential, at full entitlement, for approximately 13,000 residential units, approximately 3.2 million square feet of studio and office space, approximately 600,000 square feet of neighborhood retail, plus 750 hotel rooms and approximately 560,000 square feet dedicated to a variety of community services, including police and fire stations, schools, a library, theaters, museums, health/fitness facilities, child care centers and places of worship.
Playa Vista is the only large-scale residential and mixed-use community to be built in West Los Angeles in the last 50 years. Located on 1,087 acres in West
Los Angeles, Playa Vista is bordered by Marina Del Rey to the north, the communities of Westchester and Playa Del Rey to the south, the San Diego Freeway
(Interstate 405) to the east, and the Pacific Ocean on the west. Described by the Los Angeles Times as "L.A. Urban Model" and featured on CNN as a "Home of the Future", the community was the recipient of the Ahwahnee Award, created by nationally renowned architects and urban designers who place a premium on communities in which residents can work, shop, recreate and dine all within walking distance of their homes.

The Westside office market is widely acknowledged as one of the most desirable office and residential locations in Los Angeles County due to the area's strong tenant base, skilled labor pool, quality of office and housing supply and extensive retail, restaurant, and cultural amenities. The Westside has always been considered one the most desirable office locations in Los Angeles, consistently commanding the highest rental rates in Southern California. The weighted average Class "A" rental rate at Third Quarter 2004 was approximately
$34 full service gross. With Westside office supply now firmly constrained by development restrictions and lack of available land, an increase in office demand is absorbing the remaining vacant space and providing support for rental rate growth. Totaling approximately 37.5 million square feet, the Westside office market is comprised of nine submarkets, which had a direct vacancy rate of 13.4% as of third quarter 2004. The property's submarket comprises 1,451,631 square feet of office space and has a direct vacancy of 10.8%. The submarket experienced a positive YTD net absorption of 29,753 square feet.

PROPERTY MANAGEMENT. The property is managed by a borrower related entity,
Maguire Partners. The firm currently owns or manages over 10 million square feet of prime office space, retail developments, hotel properties and parking facilities in Southern California.
-------------------------------------------------------------------------------

(1)  Certain information was obtained from the Water's Edge appraisal dated
     December 21, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    48 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                  WATER'S EDGE
--------------------------------------------------------------------------------

                         [MAP OF WATER'S EDGE OMITTED]

                                    49 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                               55 RAILROAD AVENUE
--------------------------------------------------------------------------------

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                    [PICTURE OF 55 RAILROAD AVENUE OMITTED]

                                    50 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                               55 RAILROAD AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:         $73,900,000

 CUT-OFF DATE PRINCIPAL BALANCE:     $73,900,000

 % OF POOL BY IPB:                   2.6%

 LOAN SELLER:                        JPMorgan Chase Bank, N.A.

 BORROWER:                           Willrich Holdings, LLC

 SPONSORS:                           Bruce C. Beswick, Frank J.
                                     Kenny

 ORIGINATION DATE:                   12/23/04

 INTEREST RATE:                      5.4900%

 INTEREST-ONLY PERIOD:               120 Months

 MATURITY DATE:                      01/01/15

 AMORTIZATION TYPE:                  Interest Only

 ORIGINAL AMORTIZATION:              NA

 REMAINING AMORTIZATION:             NA

 CALL PROTECTION:                    L(24),Def(90),O(4)

 CROSS-COLLATERALIZATION:            No

 LOCK BOX:                           Cash Management Agreement

 ADDITIONAL DEBT:                    No

 ADDITIONAL DEBT TYPE:               NA

 LOAN PURPOSE:                       Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Office -- Suburban

 SQUARE FOOTAGE:                   131,634

 LOCATION:                         Greenwich, CT

 YEAR BUILT/RENOVATED:             1974/2003

 OCCUPANCY:                        100.0%(1)

 OCCUPANCY DATE:                   12/01/04

 NUMBER OF TENANTS:                9

 HISTORICAL NOI:

     2002:                         NA

     2003:                         NA

     TTM AS OF 6/30/04:            $5,256,080

 UW REVENUES:                      $8,176,930

 UW EXPENSES:                      $1,832,558

 UW NOI:                           $6,344,372(2)

 UW NET CASH FLOW:                 $6,122,801

 APPRAISED VALUE:                  $99,000,000

 APPRAISAL DATE:                   11/15/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ESCROWS(3,4)
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                INITIAL         MONTHLY
                                      ------------------------------------------
 TAXES:                                           $57,952         $28,976
 INSURANCE:                                       $11,929          $3,976
 CAPEX:                                                $0          $5,178
 REQUIRED REPAIRS:                               $525,000              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                                    $561
 CUT-OFF DATE LTV:                                       74.6%
 MATURITY DATE LTV:                                      74.6%
 UW DSCR:                                                1.49x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        SIGNIFICANT TENANTS
                                                                                                              BASE     LEASE
                                                                          MOODY'S/    SQUARE      % OF        RENT    EXPIRATION
 TENANT NAME                      PARENT COMPANY                        S&P/FITCH(5)     FEET       GLA        PSF       YEAR
---------------------------------------------------------------------------------------------------------------------------------

 ZIFF BROTHERS INVESTMENTS(3)    Ziff Brothers Investments, LLC             NR       61,177         46.5%    $ 47.32      2019
 VIKING GLOBAL INVESTORS         Viking Global Investors LP                 NR       36,396         27.7%    $ 45.00      2013
 HEARTLAND INDUSTRIAL GROUP      The Heartland Industrial Group LLC         NR       10,169          7.7%    $ 52.00      2012
 BANK OF AMERICA                 Bank of America Corp.                 Aa2/AA-/AA-    6,209          4.7%    $ 51.00      2007
 AXIOM                           Axiom International Investors LLC          NR        6,209          4.7%    $ 50.00      2008
---------------------------------------------------------------------------------------------------------------------------------

(1)  Occupancy reflects Ziff Brothers Investments space as fully occupied. The tenant continues to pay rent, however is not occupying its space and is attempting to sublease the space.
(2)  Increase in underwritten income can be attributed to higher underwritten tenant reimbursements for common area maintenance and annual percentage of sales
(3)  The Ziff Brothers Investments space, currently marketed for sublease, is secured by a guarantee by Ziff Brothers Investments and an $8 million LOC.
     The loan documents dictate that proceeds from the LOC be deposited with lender 50% into a TI/LC account and 50% into a debt service account.
(4)  If economic occupancy drops below 90%, TI/LC excrows of $2 PSF will be collected until economic occupancy rises to 90% or above.
(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    51 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                               55 RAILROAD AVENUE
--------------------------------------------------------------------------------

THE LOAN. The 55 Railroad Avenue Loan is secured by a first mortgage interest in a 131,634 square foot Class A office building located in Greenwich, Connecticut.

THE BORROWER. The borrower is Willrich Holdings, LLC, a special purpose entity, with Frank J. Kenny and Bruce C. Beswick as principals. Frank Kenny and Bruce
Beswick are repeat borrowers of JPMorgan.

Frank Kenny owns and operates a property management company, Willett Companies, which focuses on properties in the northeast. Bruce Beswick has been in the real estate industry for over 25 years. He has also been involved with Willet
Companies and has worked with Frank Kenny since 1990. Bruce Beswick currently serves as CFO of Willet Companies.

THE PROPERTY. 55 Railroad Avenue is located in the central business district of
Greenwich, Connecticut. The property was constructed in 1974 and contains four stories on an approximately 2.1 acre site. 55 Railroad Avenue underwent significant renovation in 2003, including the renovation of base building systems, common area finishes and a structural restoration of the parking garage that is nearing completion.

The property is located on the north side of Railroad Avenue, just west of the intersection with Greenwich Avenue, and is directly across the street from the
Metro-North Railroad Station. It is located within walking distance to downtown amenities, including retail shops, corporate offices and restaurants, as well as residential areas. Access to 55 Railroad Avenue is provided by Interstate 95 and
Route 1, which are primary arteries to the Greenwich central business district.
The property is located one-fourth of a mile from Exit 3 of I-95 (Connecticut
Turnpike), which serves as the primary traffic corridor through southern
Connecticut and provides direct access to New York City. Midtown Manhattan is approximately thirty-three miles from the property. Route 1 (Putnam Avenue) is a primary east/west roadway that connects Greenwich with the city of Stamford to the east and the State of New York to the west. The Westchester airport is eight miles away, and New York's LaGuardia Airport is twenty-five miles away from the property.

55 Railroad Avenue is 100.0% occupied. Rents at the property range from approximately $32.00 per square foot to approximately $61.00 per square foot, with an average rent of approximately $47.57 per square foot.

THE MARKET(1). 55 Railroad Avenue is located in the Fairfield County market in
Connecticut, which is part of the greater New York City region. This region encompasses approximately 21 counties, including the suburbs of New York City and New Jersey and the Greenwich submarket. Fairfield County has a population exceeding 900,000 and a median household income of approximately $89,500 in
2003. As of 2003, Greenwich has a population of approximately 63,000 and a median household income of approximately $97,278.

The Fairfield County office market consists of approximately 38.3 million square feet of inventory. As of the Second Quarter of 2004, the market office vacancy rate was approximately 18.2%, with market rents estimated at approximately
$31.16 per square foot. The Greenwich office market represents approximately 10%
of inventory of Fairfield County, and the submarket office vacancy rate for the
Second Quarter of 2004 was approximately 14.8%. The Greenwich central business district contains approximately 24 office buildings and has a vacancy rate of approximately 4.4%. Comparable properties to 55 Railroad Avenue reported an average occupancy of approximately 95.6%, with rents ranging from approximately
$45.00 per square foot to approximately $60.00 per square foot.

PROPERTY MANAGEMENT. The property is managed by Hines Limited Partnership, which has been property manager since 1998. Hines Limited Partnership has been active in property management, development and contracting since its inception in 1957.
It has developed more than 650 projects, including skyscrapers, corporate headquarters, mixed-use centers and master-planned resort and residential communities. Currently, Hines Limited Partnership has over 70 million square feet under management and controls assets in excess of $13 billion.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the 55 Railroad Avenue appraisal dated November 15, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    52 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                               55 RAILROAD AVENUE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE      % OF                   % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET        GLA      BASE RENT       RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 VACANT           NA             0        0.0%       NA            NA               0          0.0%          NA            NA
 2005 & MTM       0              0        0.0            $0         0.0%            0          0.0%             $0          0.0%
 2006             0              0        0.0             0         0.0             0          0.0%             $0          0.0%
 2007             3         13,177       10.0       685,791        11.0        13,177         10.0%       $685,791         11.0%
 2008             3         10,715        8.1       515,338         8.2        23,892         18.2%     $1,201,129         19.2%
 2009             0              0        0.0             0         0.0        23,892         18.2%     $1,201,129         19.2%
 2010             0              0        0.0             0         0.0        23,892         18.2%     $1,201,129         19.2%
 2011             0              0        0.0             0         0.0        23,892         18.2%     $1,201,129         19.2%
 2012             1         10,169        7.7       528,788         8.4        34,061         25.9%     $1,729,917         27.6%
 2013             1         36,396       27.6     1,637,820        26.2        70,457         53.5%     $3,367,737         53.8%
 2014             0              0        0.0             0         0.0        70,457         53.5%     $3,367,737         53.8%
 2015             0              0        0.0             0         0.0        70,457         53.5%     $3,367,737         53.8%
 AFTER            3         61,177       46.5     2,894,973        46.2       131,634        100.0%     $6,262,710        100.0%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            11       131,634      100.0%   $6,262,710       100.0%
-----------------------------------------------------------------------------------------------------------------------------------

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                               55 RAILROAD AVENUE
--------------------------------------------------------------------------------

                      [MAP OF 55 RAILROAD AVENUE OMITTED]

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                               55 RAILROAD AVENUE
--------------------------------------------------------------------------------

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                               55 RAILROAD AVENUE
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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                           SOUTHLAKE TOWN SQUARE ONE
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                           SOUTHLAKE TOWN SQUARE ONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $70,570,880

 CUT-OFF DATE PRINCIPAL BALANCE:   $70,570,880

 % OF POOL BY IPB:                 2.4%

 LOAN SELLER:                      Nomura Credit & Capital, Inc.

 BORROWER:                         Town Square Ventures L.P.

 SPONSORS:                         Inland Western Retail Real Estate Trust, Inc.
                                   and Town Square Ventures, L.P.

 ORIGINATION DATE:                 02/14/05

 INTEREST RATE:                    4.5500%

 INTEREST ONLY PERIOD:             60 Months

 MATURITY DATE:                    03/11/10

 AMORTIZATION TYPE:                Interest Only

 ORIGINAL AMORTIZATION:            NA

 REMAINING AMXORTIZATION:          NA

 CALL PROTECTION:                  L(36),Grtr1%orYM(20),O(4)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         No

 ADDITIONAL DEBT:                  No

 ADDITIONAL DEBT TYPE:             NA

 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Retail -- Anchored

 SQUARE FOOTAGE:                   403,627

 LOCATION:                         Southlake, TX

 YEAR BUILT/RENOVATED:             2000/2004

 OCCUPANCY:                        95.6%

 OCCUPANCY DATE:                   02/01/05

 NUMBER OF TENANTS:                132

 HISTORICAL NOI:

   2002:                           $6,680,375

   2003:                           $7,328,700

   TTM AS OF 06/30/04:             $8,683,537

 AVERAGE INLINE SALES:             $377

 AVERAGE OCCUPANCY COST:           9.3%

 UW REVENUES:                      $12,316,996

 UW EXPENSES:                      $4,059,512

 UW NOI:                           $8,267,484

 UW NET CASH FLOW:                 $7,553,861

 APPRAISED VALUE:                  $127,500,000

 APPRAISAL DATE:                   01/18/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:

 LETTER OF CREDIT(1):              $3,627,845
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $175
 CUT-OFF DATE LTV:                 55.3%
 MATURITY DATE LTV:                55.3%
 UW DSCR:                          2.35x
--------------------------------------------------------------------------------

(1)  A Letter of Credit in the amount of $3,627,845 was posted at closing and will be released when the 17,765 square feet of vacant space at the subject property has been leased.

---------------------------------------------------------------------------------------------------------------------------
                                                    SIGNIFICANT TENANTS
                                                                                                         LEASE
                                                            MOODY'S/    SQUARE     % OF    BASE RENT   EXPIRATION    SALES
 TENANT NAME                  PARENT COMPANY              S&P/FITCH(2)     FEET      GLA     PSF          YEAR       PSF
---------------------------------------------------------------------------------------------------------------------------

 THE CONTAINER STORE         The Container Store              NR       23,796       5.9%    $ 18.00       2012        NA
 OFFICE DEPOT                Office Depot, Inc.           NR/BBB-/NR   16,530       4.1%    $ 22.45       2009        NA
 LARRY NORTH TOTAL FITNESS   Larry North Total Fitness        NR       10,896       2.7%    $ 20.93       2011        NA
 STOREHOUSE                  Storehouse                       NR        8,800       2.2%    $ 20.00       2005       $163
 CIRCA DESIGN                Circa Design                     NR        7,086       1.8%    $ 22.00       2010        NA
---------------------------------------------------------------------------------------------------------------------------

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    59 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                           SOUTHLAKE TOWN SQUARE ONE
--------------------------------------------------------------------------------

THE LOAN. The Southlake Town Square One Loan is secured by a first mortgage interest in a 403,627 square foot recently constructed lifestyle center located in Southlake, Texas. The loan financed the acquisition of the property for approximately $122,300,000.

THE BORROWER. The borrowing entity for Southlake Town Square One is Town Square
Ventures, L.P., a Delaware limited liability company, which is 100% owned by
Inland Western Retail Real Estate Trust, Inc. ("Inland Western"), a real estate investment trust that is part of the Inland Real Estate Group of Companies.
Inland Western was formed on March 5, 2003 to manage and acquire a diversified portfolio of commercial real estate. As of September 30, 2004, Inland Western's portfolio included 68 properties containing approximately 12.9 million square feet of gross leasable area located throughout nearly 25 states. During the nine months ended September 30, 2004, Inland acquired 60 properties. The Inland Real
Estate Group of Companies is comprised of independent real estate investment and financial companies doing business nationwide. With 35 years of experience specializing in investment, commercial real estate brokerage, land development, acquisition, and mortgage lending, Inland is one of the nation's largest privately-held real estate companies, with its national headquarters located in
Oak Brook, Illinois. Today, Inland employs more than 800 people, owns properties in 39 states and manages assets in excess of $7 billion. Inland manages more than 60 million square feet of retail and commercial property space and 11,000 apartment units, and is the 5th largest shopping center owner in North America according to the International Council of Shopping Centers, as published in
Shopping Centers Today, November 2003.

THE PROPERTY. The property is part of the larger Southlake Town Square 130-acre master planned development, which has the potential to contain up to two million square feet of a mixture of retail, office, restaurant, and entertainment uses.
In addition to the property, the development is home to Town Hall, a public library and regional offices and courts for Tarrant County. The development also includes a Post Office and approximately 13 acres of dedicated city parks.
According to property management, an additional approximate 500,000 square feet is anticipated to be complete within the next 18 months and is already 75%
pre-leased or under letters of intent. Constructed between 1999 and 2004, the property is comprised of 403,627 square feet; of which 251,599 square feet, or
62.4% of the total square footage is for retail use, 134,263 square feet, or
33.2% of the total square footage, is for office use, while 17,765 square feet, or 4.4% of the total square footage, is currently vacant. As of February 1,
2005, the property is 95.6% occupied, with the retail portion of the property
98.4% occupied and the office portion of the property 91.6% occupied. The property enjoys a diverse tenant base of approximately 132 tenants, with no single tenant occupying greater than 5.9% of the property's rentable space and the overwhelming majority of the tenants occupying less than 1% of the property's rentable space. Some of the better known retailers at the property include: Williams-Sonoma, Chico's, Talbots, Harold's, Container Store, Joseph A.
Banks, Oshkosh B'Gosh, Cafe Express, Eddie Bauer, Ann Taylor, American Eagle
Outfitters, Banana Republic, Victoria's Secret, Gap, Gap Kids, Bath & Body
Works, Starbucks, James Avery, Liz Claiborne, Sprint, Sharper Image, Storehouse,
Cingular Wireless, Stride Rite, Pei Wei Restaurant, American Express Travel and
Fidelity Brokerage. Well known office tenants at the property include: Edward
Jones, Charles Schwab, General Mills, Countrywide Home Loans, Century 21 Realty,
Harkin Energy, Sylvan Learning Center, Dallas Morning News, Coldwell Banker,
Lifeguard Benefit, SouthTrust Bank Mortgage, Texas Nations Title, Viking Office
Products (Office Depot) and Farmers Insurance.

THE MARKET(1). The property is located at the corner of North Carroll Avenue between State Highway 114 and FM 1709, also known as Southlake Boulevard, in
Southlake, Tarrant County, Texas, within the Dallas/Fort Worth MSA. This location is a convenient drive from major areas of the Dallas/Fort Worth metroplex; approximately 14 minutes from the Dallas/Fort Worth Airport; 25 miles from Downtown Dallas; and 30 miles from Downtown Fort Worth. For commercial development, Southlake is strategically located between Dallas/Fort Worth and
Alliance Airports, and in close proximity to the regional freeway network. The neighborhood is best characterized as a rapidly growing upscale residential community with supporting retail and institutional activities. Land uses within the neighborhood consist primarily of single-family residential and supporting retail, commercial and institutional development. The majority of the single-family residential development within a one-mile radius of the property may be described as custom homes in the $350,000 and over price range.
Demographics within the immediate area indicate a well-populated, highly affluent profile. Within a one-mile radius of the property, population has increased nearly 450% since 1990 and currently reports an average household income of approximately $200,000. Population within a five-mile radius of the property is reported to be over 100,000, with an average household income of
$136,035.

According to a third party data provider, the property is located in the
Northeast Tarrant County submarket, which contained approximately 7.38 million square feet of retail space as of the Second Quarter 2004, with approximately
78,000 square feet under construction. The Second Quarter average occupancy for all retail centers within the submarket was 91.1%, while the average occupancy for regional centers such as the property was considerably higher at 96.7%. The submarket has experienced positive absorption in the recent past with approximately 334,000 square feet absorbed in 2002, 154,180 square feet absorbed in 2003 and 107,269 square feet absorbed in the first half of 2004.

According to information compiled by two third party real estate information services, the Southlake Office submarket contained approximately 2.2 million square feet of multi-tenant and single-tenant office space, and approximately
1.1 million square feet of multi-tenant office space as of the Third Quarter
2004, with approximately 7,500 square feet under construction. The Third Quarter average occupancy for all classes of multi-tenant office buildings was 92.6%, while the average occupancy for all classes of single and multi-tenant buildings was higher at 96.3%. The submarket has experienced positive absorption in the recent past with approximately 51,699 square feet absorbed in 2001, 29,367 square feet absorbed in 2002, 51,401 square feet absorbed in 2003 and 13,029 square feet absorbed in the first three quarters of 2004.

PROPERTY MANAGEMENT. The property is managed by Cooper & Stebbins, the seller and original developer of the property (as well as the larger Southlake Town
Square 130-acre master planned development of which the property is a part).
Cooper & Stebbins manages the property through October 31, 2007, at which time an Inland related entity will take over management responsibilities. Cooper &
Stebbins has been managing the Southlake Town Square development since 1995.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Southlake Town Square appraisal dated January 18, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    60 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                           SOUTHLAKE TOWN SQUARE ONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
                 NUMBER                                                     CUMULATIVE                                CUMULATIVE
                  OF        SQUARE                             % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    % OF BASE
                LEASES      FEET      % OF GLA    BASE RENT      RENT          FEET        % OF GLA     BASE RENT       RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
--------------------------------------------------------------------------------------------------------------------------------

 VACANT           NA       17,765        4.4%        NA           NA          17,765          4.4%          NA           NA
 2005 & MTM        22      45,103       11.2     $  900,480       10.0%       62,868         15.6%     $  900,480        10.0%
 2006              15      25,961        6.4        506,372        5.6        88,829         22.0%     $1,406,852        15.7%
 2007              28      68,409       16.9      1,441,108       16.0       157,238         39.0%     $2,847,959        31.7%
 2008               5      15,477        3.8        312,994        3.5       172,715         42.8%     $3,160,953        35.2%
 2009              37      96,457       23.9      2,490,994       27.7       269,172         66.7%     $5,651,947        62.9%
 2010               4      20,137        5.0        453,845        5.1       289,309         71.7%     $6,105,792        68.0%
 2011               6      29,025        7.2        726,685        8.1       318,334         78.9%     $6,832,477        76.1%
 2012               8      46,387       11.5      1,098,449       12.2       364,721         90.4%     $7,930,926        88.3%
 2013               4      15,643        3.9        402,772        4.5       380,364         94.2%     $8,333,698        92.8%
 2014               5      17,263        4.3        493,606        5.5       397,627         98.5%     $8,827,304        98.3%
 2015               1       6,000        1.5        156,000        1.7       403,627        100.0%     $8,983,304       100.0%
 AFTER              0           0        0.0              0        0.0       403,627        100.0%     $8,983,304       100.0%
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL            135     403,627      100.0%    $8,983,304      100.0%
--------------------------------------------------------------------------------------------------------------------------------

                                    61 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                           SOUTHLAKE TOWN SQUARE ONE
--------------------------------------------------------------------------------

                   [MAP OF SOUTHLAKE TOWN SQUARE ONE OMITTED]

                                    62 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                           SOUTHLAKE TOWN SQUARE ONE
--------------------------------------------------------------------------------

         [BUILDING STRUCTURAL MAP OF SOUTHLAKE TOWN SQUARE ONE OMITTED]

                                    63 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                FRANKLIN VILLAGE
--------------------------------------------------------------------------------

[PICTURE OF FRANKLIN VILLAGE OMITTED]

                      [PICTURE OF FRANKLIN VILLAGE OMITTED]

                                           [PICTURE OF FRANKLIN VILLAGE OMITTED]

                                    64 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                FRANKLIN VILLAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $43,500,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $43,500,000

 % OF POOL BY IPB:                 1.5%

 LOAN SELLER:                      Eurohypo AG, New York Branch

 BORROWER:                         Cedar-Franklin Village LLC

 SPONSOR:                          Cedar Shopping Centers Partnership, L.P.

 ORIGINATION DATE:                 11/01/04

 INTEREST RATE:                    4.8100%

 INTEREST ONLY PERIOD:             84 Months

 MATURITY DATE:                    11/01/11

 AMORTIZATION TYPE:                Interest Only

 ORIGINAL AMORTIZATION:            NA

 REMAINING AMORTIZATION:           NA

 CALL PROTECTION:                  L(24),Def(49),O(7)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Hard

 ADDITIONAL DEBT:                  No

 ADDITIONAL DEBT TYPE:             NA

 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Retail -- Unanchored

 SQUARE FOOTAGE:                   301,703

 LOCATION:                         Franklin, MA

 YEAR BUILT/RENOVATED:             1987/2004

 OCCUPANCY:                        98.3%(1)

 OCCUPANCY DATE:                   10/29/04

 NUMBER OF TENANTS:                69

 HISTORICAL NOI:

   2002:                           $4,241,155

   2003:                           $4,177,402

   TTM AS OF 06/30/04:             $4,459,864

 UW REVENUES:                      $6,303,548(2)

 UW EXPENSES:                      $1,574,814

 UW NOI:                           $4,728,734(2)

 UW NET CASH FLOW:                 $4,434,465(2)

 APPRAISED VALUE:                  $70,000,000

 APPRAISAL DATE:                   09/30/04
--------------------------------------------------------------------------------

(1)  Includes 20,000 square feet of space currently being renovated by the tenant.
(2)  Includes unabated rent pursuant to a lease amendment. The current Base Rent per square foot is $12.00. If the related borrower fails to provide evidence of the payment of unabated rent by May 5, 2006, the borrower is required to provide $3,200,000 of U.S. obligations as additional collateral for the loan.

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                INITIAL            MONTHLY
                                          --------------------------------------
 TAXES:                                          $29,486           $29,486
 INSURANCE:                                       $5,730            $5,730
 CAPEX:                                           $2,514            $2,514(3)
 REQUIRED REPAIRS:                               $57,438                $0
 ENVIRONMENTAL:                                       $0                $0
 TILC:                                           $32,000           $32,000(4)
 OTHER:                                               $0                $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                                            $144
 CUT-OFF DATE LTV:                                               62.1%
 MATURITY DATE LTV:                                              62.1%
 UW DSCR:                                                        2.09x
--------------------------------------------------------------------------------

(3)  Only for so long as the amount in such reserve is less than $250,000.
(4)  Only for so long as the amount in such reserve is less than $500,000.

---------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS

                                              MOODY'S/    SQUARE       % OF         BASE            LEASE
 TENANT NAME         PARENT COMPANY         S&P/FITCH(5)   FEET         GLA     RENT PSF    EXPIRATION YEAR    SALES PSF
---------------------------------------------------------------------------------------------------------------------------

 STOP & SHOP        Koninklijke Ahold NV     Ba2/BB/BB    75,000(6)    24.9%(6)   $12.67(7)        2025           $649
 MARSHALLS          TJX Companies, Inc.       A3/A/NR     26,890        8.9%       $9.00           2009           $259
 KB TOYS            KB Toys, Inc.               NR        14,414        4.8%      $10.25           2005            NA
 DRESS BARN         Dress Barn, Inc.            NR        10,150        3.4%      $21.46           2005           $143
 GILMORE BENEFITS   Gilmore Benefits            NR         7,671        2.5%      $26.88           2006            NA
---------------------------------------------------------------------------------------------------------------------------

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(6)  Includes approximately 20,000 square feet of space currently being renovated by the tenant.
(7)  Includes unabated rent pursuant to a lease amendment. The current Base Rent per square foot is $12.00. If the related borrower fails to provide evidence of the payment of unabated rent by May 5, 2006, the borrower is required to provide $3,200,000 of U.S. obligations as additional collateral for the loan.

                                    65 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                FRANKLIN VILLAGE
--------------------------------------------------------------------------------

THE LOAN. The Franklin Village Loan is secured by a first mortgage interest in a
301,703 square foot retail center located in Franklin, Massachusetts.

THE BORROWER. The borrower is Cedar-Franklin Village LLC, a newly formed special purpose entity controlled by Cedar Shopping Centers, Inc. ("Cedar"), a self-managed real estate investment trust focused on the operation, ownership and redevelopment of community shopping centers located on the eastern seaboard.
As of June 30, 2004, Cedar owned 28 properties similar to the property aggregating to approximately 4.3 million square feet, with the majority of these assets located in Pennsylvania, New Jersey, Connecticut and Maryland. Cedar's
portfolio maintained an overall occupancy of approximately 84% (though excluding six redevelopment assets occupancy was 95%). Total assets for the company were approximately $414.5 million as of June 30, 2004. In addition, no more than 14%
of the loans on the properties in the Cedar portfolio expire in any single year from 2005 through 2013. Finally, only one tenant occupies greater than 1% of portfolio square footage and no more than 8.7% of the base rent with respect to the Cedar portfolio expires in any single year from 2005 through 2014.

THE PROPERTY(1). Franklin Village is a 301,703 square foot community shopping center comprised of a 230,697 square foot retail portion and a 71,006 square foot office portion. The property is a major grocery anchored retail center in the town of Franklin with historical occupancy in the high 90% range and a rent roll of 69 tenants.

The property is currently anchored by an approximately 55,000 square foot Stop and Shop, which has been in occupancy since 1996 and has maintained sales of approximately $650 per square foot. An approximately 20,000 square foot expansion by Stop and Shop (funded entirely by Stop and Shop) is expected to be completed by October 1, 2005. Inclusive of Stop and Shop's supermarket expansion, the grocer will occupy approximately 25% of the net rentable area and account for 18% of base rental income at the property pursuant to a lease through 2025. Marshall's, a tenant since 1988 and the second largest tenant, occupies approximately 9% of net rentable area and accounts for approximately 5%
of the base rental income. Of the remaining tenants, over 60% are nationally recognized retailers, including Dress Barn, Applebee's, Bath & Body Works and
Pet Corner. Overall, approximately 50% have been in occupancy since the property's construction in 1986, with each comprising no more than 3% of rentable area or base rental income. The office component has consistently maintained an occupancy rate in the mid 90% range and is comprised of one free standing three-story office building and the second floor of a portion of the retail center.

The property is located in Franklin, Massachusetts on approximately 30 acres at the intersection of the Route 495 Beltway (exit 17) and Route 140, and approximately 10 miles from the Route 495 / 95 intersection. The town center of
Franklin is located less than 2 miles to the east of the property on Route 140.
The property's surrounding area has a traffic count of approximately 35,000 cars per day.

THE MARKET(1). The town of Franklin, Massachusetts, is a suburban community located approximately 22 miles southwest of Boston, and 26 miles north of
Providence, Rhode Island, in Norfolk County. The five mile radius surrounding the property has an estimated 65,400 residents with a median household income of approximately $77,530 (versus the US average of $45,128) and a 2.4% unemployment rate as of year end 2003. Many residents of Franklin are employed in Boston, which is an approximate 45 minute commute on the local rail service. The subject property is located in the Southwest/Bristol submarket, which had a vacancy rate of approximately 3% in 2003.

PROPERTY MANAGEMENT. The property is managed by Calarese Properties, Inc, an affiliate of the borrower.

PARTIAL RELEASE. The borrower is allowed to release a specified parcel of the property, comprising approximately 50,000 square feet and partially defease the loan in an amount equal to 125% of the allocated loan amount in connection therewith upon the satisfaction of certain conditions set forth in the loan documents, including (i) a debt service coverage ratio with respect to the remaining portion of the property of not less than the greater of (a) the debt service coverage ratio prior to the release and (b) 1.90x and (ii) the provision of a reasonably satisfactory opinion of counsel with respect to the status of any applicable REMIC after such defeasance and release.
--------------------------------------------------------------------------------
(1)  Certain information was obtained from the Franklin Village appraisal dated
     September 30, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    66 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                FRANKLIN VILLAGE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE(1)

               NUMBER     SQUARE                                % OF BASE     CUMULATIVE    CUMULATIVE   CUMULATIVE     CUMULATIVE %
             OF LEASES     FEET       % OF GLA     BASE RENT       RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR         EXPIRING  EXPIRING(3)  EXPIRING(3) EXPIRING(2),(4) EXPIRING(4)  EXPIRING(3)   EXPIRING(3) EXPIRING(2),(4)  EXPIRING(4)
------------------------------------------------------------------------------------------------------------------------------------

 VACANT          NA        5,273        1.7%              NA         NA          5,273         1.7%              NA           NA
 2005 & MTM      18       64,976       21.5       $1,210,618       22.7%        70,249        23.3%      $1,210,618        22.8%
 2006            15       38,204       12.7          849,132       16.0        108,453        35.9%      $2,059,750        38.7%
 2007             8       17,633        5.8          405,881        7.6        126,086        41.8%      $2,465,631        46.4%
 2008            11       31,406       10.4          748,396       14.1        157,492        52.2%      $3,214,027        60.4%
 2009             9       46,055       15.3          657,913       12.4        203,547        67.5%      $3,871,940        72.8%
 2010             1        6,323        2.1          131,202        2.5        209,870        69.6%      $4,003,142        75.3%
 2011             3        8,408        2.8          181,953        3.4        218,278        72.3%      $4,185,095        78.7%
 2012             1        2,550        0.8           64,927        1.2        220,828        73.2%      $4,250,022        79.9%
 2013             2        5,875        1.9          119,467        2.2        226,703        75.1%      $4,369,489        82.1%
 2014             0            0        0.0                0        0.0        226,703        75.1%      $4,369,489        82.1%
 2015             0            0        0.0                0        0.0        226,703        75.1%      $4,369,489        82.1%
 AFTER            1       75,000       24.9          950,000       17.9        301,703       100.0%      $5,319,489       100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           69      301,703      100.0%      $5,319,489      100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Based off UW Rent Roll which was derived from tenant leases.
(2)  Certain office tenants' rent is on a gross basis.
(3)  Includes approximately 20,000 square feet of space currently being renovated by the tenant.
(4)  Includes unabated rent pursuant to a lease amendment. The current Base Rent per square foot is $12.00. If the related borrower fails to provide evidence of the payment of unabated rent by May 5, 2006, the borrower is required to provide $3,200,000 of U.S. obligations as additional collateral for the loan.

                                    67 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                FRANKLIN VILLAGE
--------------------------------------------------------------------------------

                       [MAP OF FRANKLIN VILLAGE OMITTED]

                                    68 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                FRANKLIN VILLAGE
--------------------------------------------------------------------------------

             [BUILDING STRUCTURAL MAP OF FRANKLIN VILLAGE OMITTED]

                                    69 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                        PRESTON CENTER PAVILION & SQUARE
--------------------------------------------------------------------------------

[PICTURE OF PRESTON CENTER PAVILION & SQUARE OMITTED]

                               [MAP OF PRESTON CENTER PAVILION & SQUARE OMITTED]

                                    70 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                        PRESTON CENTER PAVILION & SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $42,175,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $42,175,000

 % OF POOL BY IPB:                 1.5%

 LOAN SELLER:                      PNC Bank, National Association

 BORROWERS:                        USA Preston Center Pavilion, LP, USA
                                   Preston Center Pavilion 2 LP, et al

 SPONSORS:                         US Advisors, LLC,
                                   Creekstone Properties, LLC

 ORIGINATION DATE:                 12/17/04

 INTEREST RATE:                    5.2400%

 INTEREST ONLY PERIOD:             60 Months

 MATURITY DATE:                    01/01/15

 AMORTIZATION TYPE:                Balloon

 ORIGINAL AMORTIZATION:            360 Months

 REMAINING AMORTIZATION:           360 Months

 CALL PROTECTION:                  L(36),Def(80),O(4)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         No

 ADDITIONAL DEBT:                  No

 ADDITIONAL DEBT TYPE:             NAP

 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Retail -- Anchored

 SQUARE FOOTAGE:                   232,666

 LOCATION:                         Dallas, TX

 YEAR BUILT/RENOVATED:             1952/2002

 OCCUPANCY:                        88.5%

 OCCUPANCY DATE:                   11/03/04

 NUMBER OF TENANTS:                16

 HISTORICAL NOI:

   2002:                           $849,033

   2003:                           $2,592,554

   TTM AS OF 10/31/04:             $3,273,664

 AVERAGE OCCUPANCY COSTS(1):       9.10%

 UW REVENUES:                      $6,092,314

 UW EXPENSES:                      $2,376,320

 UW NOI:                           $3,715,994

 UW NET CASH FLOW:                 $3,631,534

 APPRAISED VALUE:                  $61,000,000

 APPRAISAL DATE:                   11/04/04
--------------------------------------------------------------------------------
(1)  Based on sales figures for Marshall's Mega Store, DSW Shoe Warehouse and
     Ross Stores #591.

-------------------------------------------------------------------------------------------------------------------------------
                                                      SIGNIFICANT TENANTS
                                                                                                              LEASE
                                                              MOODY'S/     SQUARE      % OF     BASE RENT   EXPIRATION    SALES
 TENANT NAME                       PARENT COMPANY           S&P/FITCH(2)    FEET        GLA        PSF         YEAR       PSF
-------------------------------------------------------------------------------------------------------------------------------

 MARSHALL'S MEGA STORE            TJX Companies               A3/A/NR       50,023     21.5%      $18.00        2012     $170
 DSW SHOE WAREHOUSE               Retail Ventures, Inc.         NR          31,981     13.7%      $22.50        2012     $195
 ROSS STORES #591                 Ross Stores, Inc.          NR/BBB/NR      30,752     13.2%      $17.67        2013     $163
 FITZ AND FLOYD RETAIL OF TEXAS   N/A                           NR          19,154      8.2%      $11.00        2014       NA
 CVS PHARMACY                     CVS Corp.                  A3/A-/A-       11,470      4.9%      $28.00        2025       NA
 OFFICE DEPOT                     Office Depot, Inc.       Baa3/BBB-/NR     10,000      4.3%      $21.00        2013       NA
-------------------------------------------------------------------------------------------------------------------------------

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

--------------------------------------------------------------------------------
                              PROPERTY AND MARKET
--------------------------------------------------------------------------------

THE BORROWER. This property is owned by multiple Texas limited partnership borrowers under a syndicated tenant in common structure. Each borrower owns a percentage interest in the property, has a single-member Delaware limited liability company as its general partner and the tenant in common investor as its sole limited partner. The investor is also the sole member of the related general partner. The sponsors are Creekstone Partners, LLC and U.S. Advisors,
LLC.

THE PROPERTY. Preston Center Pavilion & Square is a 3-building, 232,666-square foot anchored shopping complex located in central Dallas, Texas. The buildings were originally built in 1952, 1958, 1962 and 1980, but were redeveloped and renovated in 2002. It is anchored by a Marshall's Mega Store, DSW Shoe
Warehouse, Ross Dress for Less, CVS Drugs, Fitz & Floyd and Office Depot.
Preston Center is located on approximately 4.51 acres generally bounded by
Westchester Drive, Luther Lane, Douglas Avenue and Berkshire Lane. It is within a block of both Northwest Highway, a major east-west route through central
Dallas and the Dallas North Tollway, a limited access highway extending from downtown Dallas north to Frisco, Texas.

THE MARKET(3). Preston Center Pavilion & Square is located in the heart of the
Preston Center commercial district of Dallas, an office and retail submarket generally located in the cities of University Park and Highland Park and the adjacent Dallas neighborhoods of Preston Hollow and Bluffview. This commercial district contains approximately three million square feet of office space and approximately 450,000 square feet of retail space, slightly more than half of which retail space is located within the subject property. Preston Center's overall retail submarket is known as Oak Lawn/Park Cities, an area of 88 shopping centers containing four million square feet of retail space. This retail submarket had a first quarter 2004 occupancy rate of 91.7%, nearly 3%
higher than the Dallas-Fort Worth metropolitan area. Occupancy in this retail submarket has not dropped below 90% in more than 10 years. In 2003, population within a one-mile radius of the property was 11,386 with a median household income of $122,586. There were 136,831 people within a 3-mile radius with a median household income of $75,755 and 400,208 people within a 5-mile radius with a median household income of $60,930. Rents at Preston Center range from
$11-$29 per square foot triple net. Average rent for the six anchor stores is
$18.94 per square foot triple net. Average rent for the in-line tenants is
$25.87 per square foot.
-------------------------------------------------------------------------------

(3)  Certain information was obtained from the Preston Center Pavilion & Square appraisal dated November 4, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    71 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                     CORNERSTONE BRANDS DISTRIBUTION CENTER
--------------------------------------------------------------------------------

[PICTURE OF CORNERSTONE BRANDS DISTRIBUTION CENTER OMITTED]

                         [MAP OF CORNERSTONE BRANDS DISTRIBUTION CENTER OMITTED]

                                    72 of 79

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PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                     CORNERSTONE BRANDS DISTRIBUTION CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $40,500,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $40,424,836

 % OF POOL BY IPB:                 1.4%

 LOAN SELLER:                      JPMorgan Chase Bank, N.A.

 BORROWERS:                        Union Venture, LLC, West Chester Venture,
                                   LLC, Newtown Holding, LLC, Bradley
                                   Cornerstone, LLC, Gurnee Holding, LLC,
                                   Henderson Holding, LLC, PS Union, LLC

 SPONSOR:                          Sherwin N. Jarol

 ORIGINATION DATE:                 01/13/05

 INTEREST RATE:                    5.5400%

 INTEREST ONLY PERIOD:             NA

 MATURITY DATE:                    02/01/13

 AMORTIZATION TYPE:                Balloon

 ORIGINAL AMORTIZATION:            300 Months

 REMAINING AMORTIZATION:           299 Months

 CALL PROTECTION:                  L(24),Def(68),O(3)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Hard

 ADDITIONAL DEBT:                  No

 ADDITIONAL DEBT TYPE:             NA

 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single

 TITLE:                            Fee

 PROPERTY TYPE:                    Industrial -- Warehouse/Distribution

 SQUARE FOOTAGE:                   970,168

 LOCATION:                         West Chester, OH

 YEAR BUILT/RENOVATED:             1999

 OCCUPANCY:                        100.0%

 OCCUPANCY DATE:                   03/01/05

 NUMBER OF TENANTS:                1

 HISTORICAL NOI:

   2002:                           $4,972,243

   2003:                           $5,065,338

   TTM AS OF 10/31/04:             $5,172,144

 UW REVENUES:                      $7,548,230

 UW EXPENSES:                      $2,679,955

 UW NOI:                           $4,868,275

 UW NET CASH FLOW:                 $4,433,307

 APPRAISED VALUE:                  $54,000,000

 APPRAISAL DATE:                   11/23/04
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                        TENANT
                                                                                                               LEASE
                                                 MOODY'S/                                     BASE RENT     EXPIRATION
 TENANT NAME      PARENT COMPANY               S&P/FITCH(1)    SQUARE FEET      % OF GLA         PSF           YEAR
----------------------------------------------------------------------------------------------------------------------

 CORNERSTONE     Cornerstone Brands, Inc.          NR            970,168         100.0%         $5.44         2012
----------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

--------------------------------------------------------------------------------
                              PROPERTY AND MARKET
--------------------------------------------------------------------------------

THE BORROWER. The borrower is composed of 7 tenants-in-common ("TIC"). The largest ownership interest is held by Union Venture, LLC, a special purpose entity managed by Bradley Associates, LLC, with Sherwin Jarol as the main principal. Sherwin Jarol is the managing member of Bradley Associates, LLC and
5 of the 7 TICs. Bradley Associates, LLC has acquired over 90 properties nationwide, which represent approximately 14 million square feet of industrial, office and retail space and market value exceeding $600 million. Sherwin Jerol has been in the real estate industry for over 25 years and has extensive experience in real estate finance, acquisition and management.

THE PROPERTY. Cornerstone Brands Distribution Center is a Class A one-story distribution facility located on 57.3 acres in the Cincinnati metropolitan statistical area of West Chester, Ohio. The property was built in 1999 for
Cornerstone Brands, Inc., and is an order fulfillment facility serving as the consolidated distribution center for all six of Cornerstone's catalog brands.
It also includes a call center, retail outlet and the corporate headquarters.

The property is located within the West Chester commercial distribution complex area and therefore has access to Interstates 71, 75, and 275. The regional highway network provides the property with access to every major market in the nation, including Cincinnati and Dayton, Ohio. Rent at Cornerstone Brands
Distribution is approximately $5.44 per square foot.

THE MARKET(2). Cornerstone Brands Distribution Center is located in the northern sub-market of Cincinnati, Ohio. As of 2003, the population within a 3 mile radius of the property was approximately 38,122, with an average household income of approximately $86,619. There are approximately 1,244 buildings totaling approximately 62,954,487 square feet of industrial building inventory in the submarket, with a vacancy rate of approximately 11.7%. Submarket bulk warehouse rent ranges from approximately $2.70 per square foot to approximately
$3.00 per square foot triple net. Rents for smaller warehouse space in the submarket ranges from approximately $3.00 per square foot to approximately
$3.50 per square foot. Rents for comparable properties ranged from approximately $2.62 per square foot to approximately $3.40 per square foot triple net.
-------------------------------------------------------------------------------

(2)  Certain information was obtained from the Cornerstone Brands Distribution
     Center appraisal dated November 23, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    73 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

-------------------------------------------------------------------------------
                              400 6TH STREET S.W.
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                                            [MAP OF 400 6TH STREET S.W. OMITTED]

                                    74 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                              400 6TH STREET S.W.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $38,000,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $38,000,000

 % OF POOL BY IPB:                 1.3%

 LOAN SELLER:                      LaSalle Bank National Association

 BORROWER:                         Columbia Funding Corp.

 SPONSOR:                          NA

 ORIGINATION DATE:                 01/12/05

 INTEREST RATE:                    4.7930%

 INTEREST ONLY PERIOD:             60 Months

 ARD DATE:                         02/01/10

 MATURITY DATE:                    02/01/35

 AMORTIZATION TYPE:                Interest Only

 ORIGINAL AMORTIZATION:            NA

 REMAINING AMORTIZATION:           NA

 CALL PROTECTION:                  L(24),Def(33),O(2)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Cash Management Agreement

 ADDITIONAL DEBT:                  Yes

 ADDITIONAL DEBT TYPE:             Four subordinate unsecured promissory
                                   notes totaling $7.98 million(1)

 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Office -- CBD

 SQUARE FOOTAGE:                   128,723

 LOCATION:                         Washington, DC

 YEAR BUILT/RENOVATED:             1967/1999

 OCCUPANCY:                        100.0%

 OCCUPANCY DATE:                   03/01/05

 NUMBER OF TENANTS:                1

 HISTORICAL NOI:

   2002:                           NA

   2003:                           NA

   TTM AS OF 10/31/04:             $3,364,489

 UW REVENUES:                      $5,172,184

 UW EXPENSES:                      $1,617,100

 UW NOI:                           $3,555,084

 UW NET CASH FLOW:                 $3,375,672

 APPRAISED VALUE:                  $48,000,000

 APPRAISAL DATE:                   11/03/04
--------------------------------------------------------------------------------

(1)  Columbia Building Company, the master lessee, is the borrower under the four unsecured promissory notes, which serve as a portion of Columbia
     Building Company's capitalization.

-------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS
                                                                                                                LEASE
                                                      MOODY'S/       SQUARE                    BASE RENT     EXPIRATION
 TENANT NAME                PARENT COMPANY          S&P/FITCH(2)      FEET      % OF GLA          PSF          YEAR
-------------------------------------------------------------------------------------------------------------------------

 DISTRICT OF COLUMBIA     District of Columbia      A2/A--/A--       128,723      100.0%        $ 33.52          2010
-------------------------------------------------------------------------------------------------------------------------

(2)  Ratings provided are based on general obligation bonds.

--------------------------------------------------------------------------------
                               PROPERTY AND MARKET
--------------------------------------------------------------------------------

THE BORROWER. The borrowing entity for the transaction is Columbia Funding
Corp., which master leases the property to Columbia Building Company. Columbia
Building Company will be 100% controlled by The Securities House K.S.C.C.
("Securities House"). Securities House will control the master lessee and its
Cayman-based shareholder entities through contractual/asset administration agreements. Securities House will syndicate up to 90% of its beneficial ownership to its investor clients. Securities House has retained Arch Street
Capital Advisors, L.L.C. ("Arch Street") as its asset manager and owner's representative in the United States. The principal of Arch Street, Craig
Friedman, will be directly involved with the property's asset management. Arch
Street is a real estate investment firm that currently manages over $1 billion in United States real estate assets on behalf of foreign real estate clients.

THE PROPERTY. The property serves as the headquarters for the Child and Family
Services Agency (CFSA) and features underground parking in a two-level garage accommodating 219 vehicles. The CFSA has over 900 employees and serves nearly
7,000 abused and neglected children in the District of Columbia. The agency is currently operating with an annual budget of $208 million and an annual projected 2005 budget of $236 million. Additionally, the tenant's operating budget has increased by an average of 14% per year for the past five years. The building, constructed in 1967, underwent a full base building renovation in
1999, which included upgrades to the building's HVAC systems, enhancements to the first-floor exterior, and complete upgrade of the interior buildout. The tenant, like most governmental tenants, has the right to terminate its lease if it does not receive its annual appropriations. The master lessee has a right to purchase the property, but such purchase right is subject and subordinate to the mortgage.

THE MARKET(3). According to the report of a third party market data service, the
District of Columbia office market currently contains approximately 87.6 million square feet of space in 554 buildings and is divided among seven submarkets. The Southwest submarket (the property's submarket) contains over
7.6 million square feet of space or 8.7% of the area's total inventory. The
Fourth Quarter 2004 vacancy rate for the Southwest submarket was 1.5%. The appraiser, CBRE, identified six comparables in the market with effective rents ranging from $30.84 to $38.94. Rent at the property is $33.52 which is within the market rental range.
-------------------------------------------------------------------------------
(3)  Certain information was obtained from the 400 6th Street S.W. appraisal dated November 3, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    75 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                 ON THE AVENUE
--------------------------------------------------------------------------------

[MAP OF ON THE AVENUE OMITTED]

                                              [PICTURE OF ON THE AVENUE OMITTED]

                                    76 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                 ON THE AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $37,500,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $37,205,506

 % OF POOL BY IPB:                 1.3%

 LOAN SELLER:                      Eurohypo AG, New York Branch

 BORROWER:                         2170-2178 Broadway, LLC

 SPONSORS:                         Kevin P. Maloney, Ziel Feldman

 ORIGINATION DATE:                 09/30/04

 INTEREST RATE:                    5.3750%

 INTEREST ONLY PERIOD:             NA

 MATURITY DATE:                    10/01/09

 AMORTIZATION TYPE:                Balloon

 ORIGINAL AMORTIZATION:            300 Months

 REMAINING AMORTIZATION:           295 Months

 CALL PROTECTION:                  L(24),Def(28),O(3)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         Hard

 ADDITIONAL DEBT:                  No

 ADDITIONAL DEBT TYPE:             NA

 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Hotel -- Limited Service

 ROOMS:                            267

 LOCATION:                         New York, NY

 YEAR BUILT/RENOVATED:             1912/2003

 OCCUPANCY:                        77.0%

 OCCUPANCY DATE:                   07/31/04

 HISTORICAL NOI:

   2002:                           $3,278,876

   2003:                           $4,196,285

   TTM AS OF 07/31/04:             $5,446,599

 UW REVENUES:                      $12,860,131

 UW EXPENSES:                      $1,002,014

 UW NOI:                           $5,742,696

 UW NET CASH FLOW:                 $5,228,291

 APPRAISED VALUE:                  $60,300,000

 APPRAISAL DATE:                   09/01/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PROPERTY AND MARKET
--------------------------------------------------------------------------------

THE BORROWER. The borrower is 2170-2178 Broadway Owner, LLC, a newly formed special purpose entity sponsored by Kevin P. Maloney and Ziel Feldman. Mr.
Maloney and Mr. Feldman have over 20 years of experience in the real estate industry including the active management of two other New York City hotels, significant multifamily holdings and warehouse space in the metropolitan area.

THE PROPERTY. On the Avenue Hotel consists of 358 rooms, 267 of which are newly renovated hotel guest rooms, while the remaining 91 currently operate as Single
Room Occupancy ("SRO") units with 51 being currently occupied. The hotel is located at the intersection of Broadway and 77th Street on Manhattan's Upper
West Side. The 267 guest rooms have new soft goods, marble bathrooms and layouts designed to take advantage of the views of Manhattan's Upper West Side.
The 91 SRO units, which are currently part of the collateral (though generating minimal income), are in the process of being converted into guest rooms. The ground floor is currently 100% occupied by four retail tenants.

The area surrounding On The Avenue is home to Columbia University and Lincoln
Center and has a dense residential population. In addition, a number of media companies are headquartered in the immediate vicinity.

THE MARKET(1). A reduction in the inventory of moderately priced hotels on the
Upper West Side has occurred due to the closing of the 381-unit Empire Hotel, located on West 63rd Street near Lincoln Center in December 2003 and the closing of the 365-room Mayflower Hotel on Central Park West at 61st Street in
October 2004. Market reports projected that revenue per available room would increase in 2004 by 18.9% compared to 2003. This projected increase was due to a projected 9.1% increase in occupancy combined with a 9% rise in the average daily room rate. The property has performed in line with the market throughout the past few years with occupancy rates in the mid 70% range and average daily rates of approximately $150.

PROPERTY MANAGEMENT. On The Avenue is managed by Citilife Hotels, LLC., which is owned by Property Markets Group (PMG) which has significant experience in the residential, lodging and warehouse sectors.
-------------------------------------------------------------------------------

(1)  Certain information was obtained from the On The Avenue appraisal dated
     September 1, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    77 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                GATEWAY PAVILION
--------------------------------------------------------------------------------

                     [PICTURE OF GATEWAY PAVILION OMITTED]

                                           [PICTURE OF GATEWAY PAVILION OMITTED]

[MAP OF GATEWAY PAVILION OMITTED]

                                           [PICTURE OF GATEWAY PAVILION OMITTED]

                                    78 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP1

--------------------------------------------------------------------------------
                                GATEWAY PAVILION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $35,842,000

 CUT-OFF DATE PRINCIPAL BALANCE:   $35,842,000

 % OF POOL BY IPB:                 1.2%

 LOAN SELLER:                      LaSalle Bank National Association

 BORROWER:                         Inland Western Avondale McDowell, L.L.C.

 SPONSORS:                         Inland Western Retail Real Estate Trust, Inc.
                                   and Inland Western Avondale McDowell, L.L.C.

 ORIGINATION DATE:                 12/30/04

 INTEREST RATE:                    4.6700%

 INTEREST ONLY PERIOD:             60 Months

 MATURITY DATE:                    01/01/10

 AMORTIZATION TYPE:                Interest Only

 ORIGINAL AMORTIZATION:            NA

 REMAINING AMORTIZATION:           NA

 CALL PROTECTION:                  L(21),Grtr1%or YM(33),O(4)

 CROSS-COLLATERALIZATION:          No

 LOCK BOX:                         No

 ADDITIONAL DEBT:                  No

 ADDITIONAL DEBT TYPE:             NA

 LOAN PURPOSE:                     Acquisition(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset

 TITLE:                            Fee

 PROPERTY TYPE:                    Retail -- Anchored

 SQUARE FOOTAGE:                   273,610(2)

 LOCATION:                         Avondale, AZ

 YEAR BUILT/RENOVATED:             2004

 OCCUPANCY:                        97.1%

 OCCUPANCY DATE:                   09/20/04

 NUMBER OF TENANTS:                41

 HISTORICAL NOI:                   NA

 UW REVENUES:                      $5,518,705

 UW EXPENSES:                      $1,393,008

 UW NOI:                           $4,125,698

 UW NET CASH FLOW:                 $3,916,524

 APPRAISED VALUE:                  $62,000,000

 APPRAISAL DATE:                   08/28/04
--------------------------------------------------------------------------------
(1)  Borrower acquired the property on December 7, 2004 with its own funds and the loan proceeds were used as an equity recapture.
(2)  Does not include the improvements totaling 28,300 square feet owned and occupied by McDonald's, Krispy Kreme, Paul Lee's Chinese, Red Robin and
     Carrabbas.

------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
                                                                                                                     LEASE
                                                        MOODY'S/                                      BASE RENT    EXPIRATION
 TENANT NAME            PARENT COMPANY                S&P/FITCH(3)      SQUARE FEET      % OF GLA(2)    PSF           YEAR
------------------------------------------------------------------------------------------------------------------------------

 SPORTS AUTHORITY      Sports Authority                   NR              35,700            13.1%       $11.50        2014
 MOR FURNITURE         Mor Furniture                      NR              35,000            12.8%        $9.90        2014
 CIRCUIT CITY          Circuit City Stores, Inc.          NR              32,500            11.9%       $13.08        2019
 MARSHALL'S            TJX Companies, Inc.              A3/A/NR           28,150            10.3%        $9.50        2013
 BED BATH & BEYOND     Bed Bath & Beyond, Inc.         NR/BBB/NR          25,063             9.2%       $11.00        2014
------------------------------------------------------------------------------------------------------------------------------

(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

--------------------------------------------------------------------------------
                              PROPERTY AND MARKET
--------------------------------------------------------------------------------

THE PROPERTY. Gateway Pavilion is a 273,610 square foot power center located in
Avondale (Phoenix), Arizona. Anchors at the property include: Sports Authority
(13.1% of space, 8.9% of income), Mor Furniture (12.8% of space, 7.5% of income), Circuit City (11.9% of space, 9.2% of income), Marshall's (10.3% of space, 5.8% of income), Bed, Bath & Beyond (9.2% of space, 6.0% of income),
Borders Books (7.3% of space, 5.3% of income) and Petco (5.4% of space, 5.3% of income). In addition, the property is shadow anchored by Costco and Harkins
Theater. Construction at the property was recently completed.

THE BORROWER. Inland Western Avondale McDowell, L.L.C., is a single member
Delaware limited liability company that is owned 100% by Inland Western Retail
Real Estate Trust, Inc. (the "REIT"). The REIT was formed in March of 2003, as a Maryland corporation created to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. It is structured as a traditional REIT with no operating partnership. The REIT's goal is to purchase properties principally west of the Mississippi River and evaluate potential acquisition opportunities of properties east of the Mississippi River on a property by property basis, taking into consideration investment objectives and available funds. As of September 30, 2004 the Company had $2.67 billion in assets (at cost) including 68 properties.

THE MARKET(4). According to the appraiser, Walden-Marling, Inc., Gateway
Pavilion is located in the West/Southwest submarket of Phoenix. The
West/Southwest submarket contains approximately 12.6 million square feet and a vacancy of 8.0%. However, the five direct comparables identified by the subject report 98.4% occupancy. According to the the report of a third party market data service, the average asking lease rate for Neighborhood/Community centers in
Phoenix is $16.43 per square foot. The five properties identified by the appraiser as direct comparables reported rents ranging from $19.00 per square foot to $30.00 per square foot, with contract rates of $15.00 per square foot to
$30.00 per square foot. Rents at the property range from $9.50 per square foot to $31.53 per square foot, with an average of $15.06 per square foot. Based on the market comparables provided and the property's 97.1% lease-up, rents at the property are considered to be at market levels.
-------------------------------------------------------------------------------
(4)  Certain information was obtained from the Gateway Pavilion appraisal dated
     August 28, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    79 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES.